UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. ___)

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LAZYDAYS HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

LAZYDAYS HOLDINGS, INC.

4042 Park Oaks Boulevard, Suite 350
Tampa, Florida 33610
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 3, 2025

We are pleased to notify you that we will hold the 2025 annual meeting of our stockholders (the “Annual Meeting”) on July 3, 2025, at 9:00 a.m. Eastern Time conducted via live audio webcast by visiting www.virtualshareholdermeeting.com/GORV2025, for the purpose of considering and acting on the following proposals:

1.	To elect Susan Scarola as a Class A director, to serve until the 2028 annual meeting of stockholders, or until her successor shall have been duly elected and qualified;

2.	Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve, on an advisory basis, the compensation of our named executive officers;

4.
Approval of an amendment to our Amended and Restated 2018 Long-Term Incentive Plan, as amended (the “2018 Plan”), to increase the number of authorized shares of our common stock, par value $0.0001 per share, that may be issued under the 2018 Plan by 12,000,000 (before giving effect to any reverse stock split);

5.	Approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split; and

6.	To transact such other business as may properly come before the meeting, or any adjournments and postponements of such meeting.

Our Board of Directors has established the close of business on June 13, 2025 as the “record date” for the Annual Meeting. This means that you are entitled to vote at this meeting (virtually or by legally appointed proxy) if our stock records show that you owned our common stock at that time.

We hope you will be able to virtually attend the Annual Meeting. Whether you plan to attend the Annual Meeting virtually or not, it is important that you cast your vote. You may vote over the Internet, as well as by mail. Submitting a vote before the Annual Meeting will not preclude you from voting virtually at the Annual Meeting should you decide to attend. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Lazydays Holdings, Inc. We look forward to your participation at the Annual Meeting.

LAZYDAYS HOLDINGS, INC.

Ronald K. Fleming
Interim Chief Executive Officer and Director

June , 2025

2

TABLE OF CONTENTS

PAGE
INTRODUCTION	1
INFORMATION ABOUT THE MEETING AND VOTING	2
PROPOSAL 1 - ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE INFORMATION	8
EXECUTIVE OFFICERS OF LAZYDAYS	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
EXECUTIVE COMPENSATION	18
REPORT OF THE AUDIT COMMITTEE	27
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	28
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	29
PROPOSAL 3- SAY ON PAY	31
PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE 2018 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK BY 12,000,000	32
PROPOSAL 5 - APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL	38
STOCKHOLDER PROPOSALS AND NOMINATIONS DEADLINE FOR 2026 ANNUAL MEETING	45
HOUSEHOLDING; AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT	45

3

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS OF
LAZYDAYS HOLDINGS, INC.
4042 Park Oaks Boulevard, Suite 350
Tampa, Florida 33610
to be held July 3, 2025

INTRODUCTION

The Board of Directors of Lazydays Holdings, Inc. is soliciting proxies from stockholders for its use at the 2025 annual meeting of stockholders (the “Annual Meeting”), and at any adjournment or postponements of that meeting. The Annual Meeting is scheduled to be held on July 3, 2025, at 9:00 a.m., Eastern Time. The Annual Meeting will be a virtual meeting of stockholders, conducted via live audio webcast. You will be able to attend the Annual Meeting online, vote your shares electronically during the Annual Meeting and submit your questions during the Annual Meeting via a live audio webcast by visiting www.virtualshareholdermeeting.com/GORV2025.

To improve readability, we will sometimes speak in this proxy statement in the first-person (using words such as “we” or “our” or “us”) and will address stockholders using second-person words (such as “you” or “your”). We will also sometimes refer to Lazydays Holdings, Inc., as “Lazydays,” or the “Company.” References to the Board of Directors of the Company in this proxy statement will usually be shortened to the “Board.”

This proxy statement relates to the solicitation of proxies by our Board for use at the Annual Meeting.

This proxy statement and our 2025 annual report to stockholders (the “proxy materials”) are being first mailed to stockholders on or about June 23, 2025. The proxy materials are available for viewing, printing and downloading at https://investors.lazydays.com/sec-filings/. Additionally, you can find a copy of our Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2025 (the “2024 Form 10-K”), which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the SEC at www.sec.gov, or at https://investors.lazydays.com/sec-filings/. You may also obtain a printed copy of our 2024 Form 10-K, including our financial statements from us, free of charge, by sending a written request to: Lazydays Holdings, Inc., 4042 Park Oaks Boulevard, Suite 350, Tampa, Florida 33610, Attention: Investor Relations.

INFORMATION ABOUT THE MEETING AND VOTING

Purpose of the Meeting

The purpose of the Annual Meeting is for the stockholders to consider and act on the following proposals:

1.	To elect Susan Scarola as a Class A director, to serve until the 2028 annual meeting of stockholders, or until her successor shall have been duly elected and qualified;

2.	Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve, on an advisory basis, the compensation of our named executive officers;

4.
Approval of an amendment to our Amended and Restated 2018 Long-Term Incentive Plan, as amended (the “2018 Plan”) to increase the number of authorized shares of our common stock, par value $0.0001 per share (“common stock”), that may be issued under the 2018 Plan by 12,000,000 shares (before giving effect to any reverse stock split);

5.	Approval of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split Proposal”); and

6.	To transact such other business as may properly come before the meeting, or any adjournments and postponements of such meeting.

Stockholders Entitled to Vote at the Meeting

Our Board has established the close of business on June 13, 2025 as the “record date” for the Annual Meeting. This means that you are entitled to vote at this meeting (and any adjournments) if our records show that you owned shares of our common stock or at that time. As of this record date, 113,706,386 shares of our common stock were issued and 110,294,164 were outstanding.

Each issued and outstanding share of common stock as of the record date is entitled to one vote on each matter properly to come before the Annual Meeting and can be voted only if the record owner of that share, determined as of the record date, is either present in person at the meeting or represented by proxy.

Voting Shares of Common Stock By Proxy That You Hold In Your Name

If you are a shareholder of record, you may cast your vote in one of the following ways:

●
VOTE ELECTRONICALLY AT THE ANNUAL MEETING – You may vote directly at the virtual Annual Meeting by navigating to www.virtualshareholdermeeting.com/GORV2025 and entering in your 16-digit control number. Even if you plan to attend the virtual Annual Meeting, we recommend that you follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

●
VOTE BY INTERNET – www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 P.M. on July 2, 2025. Have the Notice in hand when you access the website. Follow the steps outlined on the secured website.

●	VOTE BY PHONE – 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. on July 2, 2025.

●	VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Voting Shares of Common Stock That You Hold in Brokerage or Similar Accounts

Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold your shares of common stock in one of these ways, you are considered a beneficial owner, not a record owner, and you therefore have no direct vote on any matter to come before the Annual Meeting. Your broker, bank, or nominee will send you voting instructions for you to use in directing the broker, bank or nominee in how to vote your shares of common stock. Your broker, bank or nominee may allow you to deliver your voting instructions via the telephone or the Internet.

If you hold your shares of common stock through a broker and you do not timely provide your broker with specific instructions on how to vote your shares of common stock, your broker will not be authorized to cast a vote on your behalf on Proposals 1, 3, 4 or 5, but will be authorized to cast a vote on your behalf, in its discretion, on Proposal 2. In such cases, a “broker non-vote” may be entered with respect to your shares of common stock on Proposals 1, 3, 4 and 5 to reflect that your broker was present with respect to your shares of common stock at the meeting but was not exercising voting rights on your behalf with respect to those shares of common stock. A broker non-vote occurs when banks, brokers or others who hold shares in street name for a client return a proxy, but provide no instruction as to how shares should be voted on a particular matter.

Your Voting Options on Each of the Proposals

You may vote “for,” “against” or “abstain” with respect to the election of each nominee for director (Proposal 1 on the proxy card).

You may vote “for,” “against” or “abstain” with respect to the proposal to approve the ratification of the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2 on the proxy card), the proposal to approve, on an advisory basis, the compensation of our named executive officers (Proposal 3 on the proxy card), the proposal to approve an amendment to our 2018 Plan to increase the number of authorized shares of common stock that may be issued under the 2018 Plan by 12,000,000  shares  (before giving effect to any reverse stock split) (Proposal 4 on the proxy card) and the proposal to approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split (Proposal 5 on the proxy card).

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holders named on the Company’s proxy card in accordance with their best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

Our Board’s Voting Recommendations

Our Board recommends that you vote:

●
FOR the proposal to elect Susan Scarola as a Class A director, to serve until the 2028 annual meeting of stockholders, or until her successor shall have been duly elected and qualified (Proposal 1 on the proxy card);

●	FOR ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2 on the proxy card);

●	FOR approval, on an advisory basis, of the compensation of our named executive officers (Proposal 3 on the proxy card);

●
FOR approval of an amendment to the 2018 Plan to increase the number of authorized shares of common stock that may be issued under the 2018 Plan by 12,000,000 shares (before giving effect to any reverse stock split) (Proposal 4 on the proxy card); and

●	FOR approval of the Reverse Stock Split Proposal (Proposal 5 on the proxy card).

If any other matter is properly brought before the Annual Meeting, the Company - through the proxy holders named on the Company’s proxy card or their designees, and pursuant to the blanket authorization granted under the proxy - will vote your shares on that matter in accordance with the discretion and judgment of the proxy holder.

Required Votes to Approve Each Proposal

One Class A director position on our Board is nominated to be filled by vote of the holders of our common stock at the Annual Meeting.

As a stockholder, you are entitled to cast one vote per share of common stock entitled to vote for the nominees for election as director at the Annual Meeting. Directors are elected by a plurality of the votes cast among all nominees; this means that where two director nominees are running for the same seat, the nominee who receives the highest number of votes cast “for” their election will be elected as directors of the Company. A properly returned proxy indicating “against” with respect to the election of one or more directors will be voted against the director or directors indicated. A properly returned proxy indicating “abstain” with respect to the election of one or more directors will have no effect on the election of directors. Broker non-votes will have no effect on the election of directors.

The vote of the holders of a majority of the stock represented and entitled to vote at the Annual Meeting will: (i) ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2), (ii) approve, on an advisory basis, the compensation of our named executive (Proposal 3), (iii) approve an amendment to the 2018 Plan to increase the number of authorized shares of common stock that may be issued under the 2018 Plan by 12,000,000 (before giving effect to any reverse stock split) (Proposal 4) and (iv) approve any other matters that properly come before the Annual Meeting. The vote of a majority of the votes cast by holders present and entitled to vote at the Annual Meeting will approve the Reverse Stock Split Proposal (Proposal 5).

Abstentions will have the same effect as a vote against Proposals 2, 3 and 4 and will have no effect on Proposal 5. Brokers will have discretionary authority to vote on Proposal 2 since it is considered a routine matter and as a result we do not expect any broker non-votes with respect to Proposal 2. Broker non-votes will have the same effect as a vote against Proposals 3 and 4 and will have no effect on Proposal 5.

Quorum

Delaware law provides that any stockholder action at a meeting requires that a quorum exist with respect to that meeting. Once a share is represented for any purpose at a meeting, it is deemed by Delaware law to be present for quorum purposes for the remainder of the meeting and (unless a new record date is or must be set for any such adjournment) any adjournment of that meeting.

The holders of a majority of the capital stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business. If a quorum is not present or represented at the Annual Meeting, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented. At such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting.

Shares of common stock held of record by stockholders who (in person or by proxy) abstain from voting on any or all proposals (and shares of common stock represented by broker non-votes, described above under “Voting Shares of Common Stock That You Hold in Brokerage or Similar Accounts”) will be included in the number of shares of common stock present at the meeting for purposes of determining the presence of a quorum.

Voting on Possible Other Matters

We are not aware that any person intends to propose that any matter, other than the numbered proposals specifically described by this proxy statement, be presented for consideration or action by our stockholders at the Annual Meeting. If any such other matter should properly come before the meeting, however, favorable action on such matter would generally require the affirmative vote of a majority of the stock represented and entitled to vote at the meeting, unless our Restated Certificate of Incorporation,  our Amended and Restated Bylaws (the “Bylaws”) or applicable law require otherwise. If you vote by proxy, you will be granting the proxy holders named on the Company’s proxy card authority to vote your shares of common stock on any such other matter in accordance with their discretion and judgment.

Revocation of Proxies or Voting Instructions

A stockholder of record who has delivered a proxy card in response to this solicitation may revoke it before it is exercised at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by participating in the Annual Meeting and voting the shares electronically at the meeting or by giving written notice to the Corporate Secretary. If a stockholder of record has voted via the Internet or telephone, such stockholder may also change that vote with a timely and valid later Internet vote, telephone vote or by participating in the meeting and voting the shares electronically at the meeting. Attendance at the meeting will not have the effect of revoking a proxy unless a stockholder gives proper written notice of revocation to the Corporate Secretary before the proxy is exercised or the stockholder votes at the meeting. Beneficial owners who have directed their broker, bank or nominee as to how to vote their shares should contact their broker, bank or nominee for instructions as to how they may revoke or change those voting directions.

Solicitation of Proxies

Our Board is making this solicitation of proxies for the Annual Meeting. The Company will bear all costs of such solicitation, including the cost of preparing and distributing this proxy statement and the enclosed form of proxy. After the initial distribution of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

PROPOSAL 1 –
ELECTION OF DIRECTORS

Our Board currently consists of five (5) directors, who are divided into three classes. Directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting. The current classification of our Board is:

Class A - Terms expiring at the 2025 annual meeting:	Susan Scarola
Class B - Terms expiring at the 2026 annual meeting:	Jerry Comstock and Robert DeVincenzi
Class C - Terms expiring at the 2027 annual meeting:	Ronald K. Fleming and James F. Fredlake

Our Board, on the recommendation of its Nominating and Governance Committee, has nominated Ms. Scarola for re-election at the Annual Meeting. If re-elected, Ms. Scarola will serve on our Board until the 2028 annual meeting, or until their successors are duly elected and qualified in accordance with the Company’s Bylaws.

In connection with our business combination in 2018: Mr. Fredlake was originally designated to our Board by Lazy Days’ R.V. Center, Inc. (our subsidiary after such transaction); and Mr. Comstock was originally designated to our Board by certain holders of preferred stock. We currently have no preferred stock outstanding.

Below is certain information concerning our Board’s nominees for election at the Annual Meeting, followed by information concerning those Board members who are not standing for election this year and whose term of office will continue after the Annual Meeting. The biographies of the nominees and continuing directors below contain information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and our Board to determine that the person should be re-elected (or should continue to serve even if not standing for re-election) as a director for the Company in 2025.

Following the director biographies is information concerning our corporate governance structure, including descriptions of the standing committees of our Board, namely our Audit, Compensation and Nominating and Governance Committees. The directors serving on each committee are listed in the descriptions below.

Elsewhere in this proxy statement you will find information concerning the numbers of our securities that are beneficially owned by each of our directors (see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”) and information regarding the compensation of our directors (see “EXECUTIVE COMPENSATION”). We urge you to review all of this information when deciding how to vote on Proposal 1.

Our Board recommends that you vote FOR its nominee for director.

Nominee for Election as a Class A Director at this Annual Meeting (with a Term to Expire at the 2028 Annual Meeting)

Susan Scarola, age 74, has served as a director since September 2023. Ms. Scarola has over 30 years of leadership experience, including serving as Chief Executive Officer, Chief Financial Officer, President and Vice Chair of DCH Auto Group, a multi-state automotive dealer, which she joined in 1985. Ms. Scarola retired from DCH Auto Group in June 2015 and currently serves on the advisory board and compensation committee of Faulkner Automotive Group, where she has served since 2012. Ms. Scarola holds a Bachelor of Science in Elementary Education from the State University College, Buffalo, New York and a Master of Business Administration in Accounting from New York University.

Ms. Scarola brings significant business and leadership experience, as well as extensive automotive industry knowledge, to the Board.

Continuing Members of the Board with Terms Expiring at the 2026 Annual Meeting

Jerry Comstock, age 71, has served as a director since March 2018. Mr. Comstock brings over 36 years of experience as a professional executive in the restaurant, automotive, and retail industries. Mr. Comstock served as Chief Operating Officer of TGI Fridays Franchisor, LLC (d/b/a TGI Fridays), an American casual dining restaurant chain, from January 2017 through September 2017. From 2005 until selling the company in December 2016, Mr. Comstock was the Managing Owner and Chief Executive Officer of Strategic Restaurant Acquisition Group, a 330-unit multi-branded restaurant company. From 2003 until 2005, Mr. Comstock owned Treco Consulting Company. From 2002 until 2003, Mr. Comstock was Chief Executive Officer of Wherehouse Entertainment, Inc., a retail music franchise. From 1998 until 2002, Mr. Comstock was President and Chief Operating Officer of Bennigan’s Restaurants. From 1996 until 1998, Mr. Comstock was Vice President of Retail Operations of AutoNation USA, an automotive retailer, and was one of the original six executives of that company. Mr. Comstock was a Senior Executive at Blockbuster Entertainment, serving as Zone Vice President Video, Senior Vice President Music and President Music from 1991 until 1996. He started his career in 1977 with National Convenience Stores, serving as a Senior Executive from 1985 until 1991. Mr. Comstock has served on the board of directors of EYAS Capital, a private equity company that owns and operates restaurants, since June 2022. Mr. Comstock has served previously on the board of directors of AMF/Bowlmor from May 2012 to June 2017 and Eddie Bauer from October 2008 to September 2009, and as Chairman of the board of directors of Wherehouse Entertainment, Inc. (previously traded AMEX: WEI) from June 2002 to October 2003. Mr. Comstock received a B.B.A. degree from the University of Texas.

Mr. Comstock brings extensive automotive and retail industry knowledge to the Board. Mr. Comstock’s experience as a director of other publicly traded companies and his demonstrated leadership roles in other business activities contributes to the Board’s collective knowledge, capabilities and experience.

Robert T. DeVincenzi, age 65, has served as a director since October 2021 and as Chairman since June 2024. Mr. DeVincenzi served as our interim Chief Executive Officer from January 1, 2022 until September 5, 2022. Mr. DeVincenzi has been a principal partner in Lupine Venture Group, a business advisory firm that provides strategic consulting and corporate development advisory services since 2014.Mr. DeVincenzi has served on the board of directors of Universal Technical Institute, Inc. (NYSE: UTI) since 2017, and currently serves as non-executive Chairman. Previously, Mr. DeVincenzi served as an Adjunct Professor of Entrepreneurship and Strategic Management at California State University, Monterey Bay from 2014 until 2022. From 2014 until 2021, Mr. DeVincenzi served as a director and earlier as President and Chief Executive Officer of Redflex Holding Limited (previously traded ASX:RDF), which focuses on road, vehicle and pedestrian safety products and services. Mr. DeVincenzi held the position of President and Chief Executive Officer of Inkra Networks, Inc. from 2004 to 2005 and Chief Executive Officer of Ignis Optics Inc. from 2003 to 2004, both telecommunications companies. Mr. DeVincenzi has held senior executive sales, marketing and strategy positions at a variety of technology and services companies. Mr. DeVincenzi received a Master of Arts degree from Gonzaga University in Organizational Leadership, a Bachelor of Science degree in Business Administration from California State University, San Luis Obispo and has completed Directors’ College at Stanford University.

Mr. DeVincenzi brings to the Board significant business leadership and strategy development experience as well as public company board expertise. The Board has determined that Mr. DeVincenzi qualifies as an “audit committee financial expert” within the meaning of the SEC’s regulations.

Continuing Members of the Board with Terms Expiring at the 2027 Annual Meeting

Ronald K. Fleming, age 66, has served as our Interim Chief Executive Officer and as a director of the Company since September 14, 2024. Mr. Fleming has been an RV industry participant for more than 40 years. He previously served the Company as Senior Vice President of Operations, overseeing all daily operations at the Company until his retirement in August 2023. Mr. Fleming joined the Company in 2013 and served as General Manager of the Company’s flagship Tampa dealership until his promotion to Vice President and National General Manager overseeing all Company locations. Mr. Fleming was a key member of the senior leadership team that successfully led the Company through a transaction to become a public company in 2018 and the acquisition and growth of over 20 locations. Prior to joining the Company in 2013, Mr. Fleming owned and operated Travel Country RV Center for 15 years until the successful sale of the business in 2012.

Mr. Fleming’s experience at the Company, including his position as our Interim Chief Executive Officer, and his broad knowledge of the RV industry are important qualifications for the Board.

James J. Fredlake, age 60, has served as a director since March 2018. Mr. Fredlake previously served on the board of directors of Lazy Days’ R.V. Center, Inc., our subsidiary, from 2010 until our business combination in March 2018. In 2017, Mr. Fredlake retired as Chief Executive Officer of Anchor Glass Container Corporation, a manufacturer of premium glass containers, where he had served since 2009, including three years as Chief Financial Officer. Prior to that, Mr. Fredlake spent ten years with Alcoa Corporation, an industrial corporation and producer of aluminum, after starting his professional career in public accounting. Mr. Fredlake has served on the board of directors of Libbey, Inc. since 2019, where he also serves as the audit committee chair, and previously served as a director on the boards of Saxco International and Portola Packaging. Mr. Fredlake has also served as a board member for the Academy Prep Center of Tampa. Mr. Fredlake received a B.S. in accounting from Arizona State University.

Mr. Fredlake’s extensive management experience and his demonstrated leadership roles in other business activities are important qualifications for the Board. His extensive financial management experience and history with the Company also contribute to the Board’s collective knowledge, capabilities and experience.

CORPORATE GOVERNANCE INFORMATION
Board Leadership Structure

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer, and instead the Board remains free to make this determination from time to time in a manner that it determines is most appropriate for the Company. The position of Chairman of the Board is currently held by Robert DeVincenzi. The position of Interim Chief Executive Officer is currently held by Ronald K. Fleming. We believe this leadership structure is appropriate because it allows Mr. Fleming to focus his efforts on running our business and managing the Company, while we realize the benefits of Mr. DeVincenzi’s business experience and current and past service on boards of other publicly traded companies.

Director Independence

We are subject to Nasdaq’s requirement that a majority of the board of directors be “independent.” Our Board has determined that all of our directors, other than Mr. Fleming, qualify as “independent” directors in accordance with the listing requirements of Nasdaq and SEC rules. The Nasdaq independence definition includes a series of objective tests regarding a director’s independence and requires that the Board make an affirmative determination that a director has no relationship with the Company that would interfere with such director’s exercise of independent judgment in carrying out the responsibilities of a director. There are no “family members,” as defined under the Nasdaq rules, among any of our directors or executive officers.

Role of Board in Oversight of Enterprise Risk

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the Audit Committee, Compensation Committee and Nominating and Governance Committee of the Board, but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, inflation, operations, regulatory compliance and cybersecurity, among others), and the processes in place to monitor and control such exposures. Our Audit Committee regularly reviews our financial statements, certain financial disclosures, our financial and other internal controls, and regularly receives reports from management. The other committees of the Board consider the risks within their areas of responsibility. The Compensation Committee oversees risks related to the Company’s compensation policies and practices. The Compensation Committee regularly reviews our executive compensation policies and practices, and other related employee benefits, and the risks associated with each. The Nominating and Governance Committee considers issues associated with the independence of our Board and corporate governance. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees and Attendance at Board and Committee Meetings

Our Board held 15 meetings during 2024. During that time, no member of the Board attended fewer than 75% of the aggregate of: (i) the total number of meetings of our Board (held during the period for which he or she was a director), and (ii) the total number of meetings held by all committees of the Board on which he or she served (held during the period that such director served).

Pursuant to our Bylaws, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

Our Board has established three separately designated standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The charters for each committee set forth the scope of the responsibilities of that committee. The Board assesses the effectiveness and contribution of each committee on an annual basis. The charters for our Board committees are available at https://investors.lazydays.com/governance-documents/, and you may obtain a printed copy of any charter by sending a written request to: Investor Relations, Lazydays Holdings, Inc., 4042 Park Oaks Boulevard, Suite 350, Tampa, Florida 33610.

Audit Committee

The members of the Audit Committee of our Board are Messrs. Fredlake (Chair) and Comstock and Ms. Scarola. The Board has determined that Mr. Fredlake is an “audit committee financial expert” as defined in Item 407 of Regulation S-K. Our Board has determined that all of the members of our Audit Committee qualify as “independent” directors in accordance with the listing requirements of Nasdaq and SEC rules. The Audit Committee held four meetings during 2024.

The primary function of the Audit Committee is to assist the Board in monitoring the integrity of the annual, quarterly, and other financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting), and the compliance by the Company with legal and regulatory requirements and risk management oversight. The independent auditor must report directly to the Audit Committee. The Audit Committee is also responsible for the review of proposed transactions between the Company and related parties. For a complete description of the Audit Committee’s responsibilities, please refer to the Audit Committee Charter available on our corporate website at www.lazydays.com by clicking on the link “Investor Relations” on our homepage and then clicking on the link “Governance” and then clicking on the link “Audit Committee Charter” under “Governance Documents.”

Compensation Committee

The members of the Compensation Committee are Messrs. DeVincenzi (Chair), Comstock and Fredlake. Mr. Gnat and Ms. Tager served as members of the Compensation Committee until their resignations from the Board on May 14, 2025.  The Compensation Committee held nine meetings during 2024.

The Compensation Committee was established to, among other things, administer and approve all elements of compensation and awards for our executive officers. The Compensation Committee has the responsibility to (i) review and approve the Company’s goals and objectives relevant to the Chief Executive Officer’s compensation, (ii) evaluate individual performance of the Chief Executive Officer in light of those goals and objectives, (iii) determine and approve the compensation of all executive officers and (iv) review and make recommendations regarding the adoption of and amendments to incentive compensation and equity-based plans. The Compensation Committee may delegate the power to administer the Company’s incentive and equity-based compensation plans, including the grant of stock options, restricted stock, and other equity awards under such plans. It may also delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. For a complete description of the Compensation Committee’s responsibilities, please refer to the Compensation Committee Charter available on our corporate website at www.lazydays.com by clicking on the link “Investor Relations” on our homepage and then clicking on the link “Governance” and then clicking on the link “Compensation Committee Charter” under “Governance Documents.”

Nominating and Governance Committee

The members of the Nominating and Governance Committee are Messrs. Comstock (Chair) and Fredlake and Ms. Scarola. Mr. Gnat served as a member of the Nominating and Governance Committee until his resignation from the Board on May 14, 2025. The Nominating and Governance Committee held two meetings during 2024.

The Nominating and Governance Committee is responsible for developing the criteria for and identifying qualified individuals to become members of the Board, in addition to (i) recommending nominees for election or to fill vacancies on the Board, (ii) providing recommendations as to the size and composition of the Board and its committees, (iii) overseeing, reviewing, and recommending revisions the Company’s corporate governance practices and procedures, and (iv) developing and overseeing the annual evaluation of the Board. For a complete description of the Nominating and Governance Committee’s responsibilities, please refer to the Nominating and Governance Committee Charter available on our corporate website at www.lazydays.com by clicking on the link “Investor Relations” on our homepage and then clicking on the link “Governance” and then clicking on the link “Nominating and Governance Committee Charter” under “Governance Documents.”

The Nominating and Governance Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Nominating and Governance Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural backgrounds and professional expertise, among other factors.

Code of Ethics and Business Conduct Policy

In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the Board has adopted a Code of Business Conduct (“Code of Conduct”), which is applicable to all directors, officers and employees. A copy of the Code of Conduct is available on our corporate website at https://investors.lazydays.com/governance-documents/. You also may obtain a printed copy of the Code of Conduct by sending a written request to: Investor Relations, Lazydays Holdings, Inc., 4042 Park Oaks Boulevard, Suite 350, Tampa, Florida 33610. In the event that we amend or waive any of the provisions of the Code of Conduct that relate to any element of the code of ethics, as defined in Item 406(b) of Regulation S-K, we intend to disclose the amendment or waiver on our Investor Relations website.

Insider Trading Policy

We have an Insider Trading Policy governing the purchase, sale and other dispositions of Lazydays’ securities that applies to all personnel of Lazydays and its subsidiaries, including directors, officers, employees and other covered persons. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. A copy of our Insider Trading Policy was previously filed as Exhibit 19.1 to the 2024 Form 10-K.

Policy on Employee, Officer and Director Hedging

Our insider trading policy provides that our directors, officers, employees and members of their immediate family may not engage in any hedging or monetization transactions with respect to our securities, including by trading in put or call options, warrants, swaps, forwards and other derivatives or similar instruments on our securities, or by selling our securities “short.” Anyone may, in accordance with the insider trading policy and any other applicable corporate policies, exercise options granted to them by the Company.

Stock Ownership Guidelines for Executive Officers and Directors

The Board adopted stock ownership and holding requirements guidelines (the “Stock Ownership Guidelines”) in April 2022 to further align the interests of the executive officers and directors with the interests of stockholders and to further promote the Company’s commitment to sound corporate governance. The guidelines require the Company’s Chief Executive Officer to hold an amount of stock at least equal to four times base salary, and the Chief Financial Officer to hold an amount of stock at least equal to three times base salary. A non-employee director is required to hold an amount of stock equal to at least four times the retainer paid to the director.

Shares that satisfy the Stock Ownership Guidelines consist of: (i) shares of common stock of the Company owned by an executive officer or director, including shares acquired upon the vesting of restricted stock and restricted stock units, and (ii) unexercised stock options, unvested restricted stock and unvested restricted stock units.

Executive officers and directors are expected to achieve their respective target holdings levels within three years of the date of the adoption of the Stock Ownership Guidelines and to maintain their ownership at or above their target holdings levels after.

Director Nomination Process

The Nominating and Governance Committee will consider persons identified by its members, management, stockholders and others. Nominees will be reviewed in the context of the current composition of the Board (including the diversity in background, experience, and viewpoints of the Board), the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting its assessment, the Nominating and Governance Committee will consider and evaluate each nominee based upon its assessment of the following criteria:

●	Whether the candidate is independent pursuant to the requirements of Nasdaq.
●	Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.
●
Whether the candidate has the ability to read and understand basic financial statements. The Nominating and Governance Committee also will determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the SEC.

●	Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.
●	Whether the candidate has knowledge of the Company and issues affecting the Company.
●	Whether the candidate is committed to enhancing stockholder value.
●	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.
●	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective, and independent business judgment, and to assume broad fiduciary responsibility.
●	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.
●	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.
●	Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.
●	Whether the candidate is able to suggest business opportunities to the Company.

If a stockholder wishes to suggest a proposed name of a nominee for consideration by the Nominating and Governance Committee, the stockholder must submit his/her/its recommendation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of stockholders to the Corporate Secretary at Lazydays Holdings, Inc., 4042 Park Oaks Boulevard, Suite 350, Tampa, Florida 33610. The stockholders’ recommendation must contain the following information about the nominee:

●	Name;
●	Age;
●	Business and current residence addresses, as well as residence addresses for the past 20 years;
●	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);
●	Educational background;
●	Permission for the Company to conduct a background investigation, including the right to obtain education, employment, and credit information;
●	The number of shares of common stock of the Company beneficially owned by the candidate;
●
The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

●	A signed consent of the nominee to serve as a director of the Company, if elected.

Communication with Directors

The Board has adopted a process to facilitate written communications by stockholders or other interested parties to the entire board, the independent members of the Board as a group or any individual member of the Board. Persons wishing to write to the Board, to a specified director or to a committee of the Board should send correspondence to the Corporate Secretary at Lazydays Holdings, Inc., 4042 Park Oaks Boulevard, Suite 350, Tampa, Florida 33610 or to investors@lazydays.com.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the board, or to the affairs of Lazydays.

Attendance at Annual Meetings

We do not have a formal policy requiring director attendance at annual meetings of stockholders, but we do encourage all of our directors to attend the annual meetings of stockholders.  All of our Board members attended our 2024 annual meeting of stockholders.

EXECUTIVE OFFICERS OF LAZYDAYS

The executive officers of Lazydays as of the date hereof are as follows:

Name	Age	Position
Ronald K. Fleming	66	Interim Chief Executive Officer and Director
Jeff Needles	48	Chief Financial Officer
Amber Dillard	40	Chief Operating Officer
Kyle Richter	54	Chief Administrative Officer

Ronald K. Fleming — Please refer to the biographical information listed above in Proposal 1.

Jeff Needles, age 48, has served as our Chief Financial Officer and Corporate Secretary since January 6, 2025. Prior to joining the Company, Mr. Needles served as the Chief Financial Officer of Warbird Marine Holdings, LLC, a leading designer and builder of custom offshore fishing boats through its Yellowfin Yachts and Invincible Boats operations, since May 2020. From January 2017 to May 2020, Mr. Needles served as Chief Financial Officer of United Enertech, a private equity owned company that manufactures custom air control and HVAC products, in Chattanooga, Tennessee. Mr. Needles is a Certified Public Accountant, holds an MBA from Washinton University and a Bachelor of Science in Business Administration from Saint Louis University, John Cook School of Business.

Amber Dillard, age 40, has served as our Chief Operating Officer since September 17, 2024. Ms. Dillard joined the Company in 2011 and has worked across the organization in various capacities including accounting, supply chain, vehicle purchasing, inventory management, and dealership operations. Ms. Dillard previously served as the Vice President, Operations of the Company since January 2024. Prior to joining the Company, Amber worked in public and non-profit accounting, with an emphasis in internal audits. Ms. Dillard sits on the board of the Lazydays Employee Foundation, which is dedicated to contributing to at-risk children in the communities the Company serves. She holds a Bachelor’s degree in accounting from Florida State University, and furthered her education at the University of South Florida. Additionally, Ms. Dillard was named to the inaugural class of the RV Industry Association 40 under 40 award winners in 2017.

Kyle Richter, age 54, has served as our Chief Administrative Officer since May 14, 2025. Mr. Richter has over 20 years of experience providing financial and operational consulting services to publicly and privately held companies in a variety of industries. He has served as a Managing Director of Berkeley Research Group, LLC (“BRG”), a global consulting firm, since 2016. Prior to joining BRG, Mr. Richter was in the corporate restructuring group of Deloitte & Touche LLP, a multinational professional services network, from 2012 to 2016, last serving in the role of Director, and was at the restructuring consulting firm of CRG Partners from 1999 to 2012. Mr. Richter holds an MBA and an M.S. in Accounting from Northeastern University and a Bachelor of Business Administration from Skidmore College.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

As of June 10, 2025, 110,294,164 shares of common stock were issued and outstanding. The following table sets forth information with respect to the beneficial ownership of our common stock, as of June 10, 2025 unless otherwise noted, by: (i) each of our directors and named executive officers, (ii) all of our directors and executive officers as a group, and (iii) each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities. To our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the voting securities beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, except as otherwise indicated, none of the voting securities listed below are held under a voting trust or similar agreement. To our knowledge, there is no arrangement, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise noted below, the address of each person listed on the table is c/o Lazydays Holdings, Inc., 4042 Park Oaks Boulevard, Suite 350, Tampa, Florida 33610.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (Common Stock)	Percent of Class(1)
Directors and Named Executive Officers
John North	70,592(2)
Kelly Porter	23,204(3)
Robert DeVincenzi	106,029(4)	*
Jerry Comstock	77,828(5)	*
James J. Fredlake	87,990(6)	*
Susan Scarola	18,831	*
Amber Dillard	202,339(7)	*
Jeff Huddleston(8)	-	*
Ronald K. Fleming	-	*
Jeff Needles	-	*
Kyle Richter	-	*
All directors and executive officers as a group (11 persons)	586,813(9)	*
5% or Greater Securityholders
Coliseum Capital Management, LLC and associated persons	86,687,158(10)	78.6%
Alta Fundamental Advisers LLC and associated persons	14,563,106(11)	13.2%
Park West Asset Management LLC and associated persons	8,147,367(11)	7.4%

*	Less than 1 percent

(1)
For purposes of this column, the number of shares of the class outstanding reflects the sum of: (i) the 110,294,164 shares of common stock that were outstanding as of June 10, 2025; and (ii) the number of shares of common stock, if any, which the relevant person could acquire on exercise of options, warrants or pre-funded warrants within 60 days of June 10, 2025. See the footnotes for further detail.

(2)	Mr. North resigned as the Chief Executive Officer of the Company and as a director of the Company on September 13, 2024.

(3)	Ms. Porter resigned as the Chief Financial Officer on September 13, 2024 and her employment with the Company ceased on October 4, 2024.

(4)	Includes 37,964 shares of common stock issuable upon exercise of options exercisable within 60 days of June 10, 2025.

(5)	Includes 8,103 shares of common stock issuable upon exercise of options exercisable within 60 days of June 10, 2025.

(6)
Includes (i) 4,544 shares of common stock owned by the James J. Fredlake Revocable Trust of 2017, of which Mr. Fredlake is the trustee and a beneficiary, and (ii) 8,130 shares of common stock issuable upon the exercise of options exercisable within 60 days of June 10, 2025.

(7)	Includes 7,304 shares of common stock issuable upon exercise of options exercisable within 60 days of June 10, 2025.

(8)	Mr. Huddleston resigned as an executive officer of the Company on January 6, 2025.

(9)	Includes all securities beneficially owned by current directors and current executive officers.

(10)
Based on Amendment No. 22 to Schedule 13D filed on November 19, 2024 by reporting persons Coliseum Capital Management, LLC, a Delaware limited liability company (“CCM”), Coliseum Capital Partners, L.P., a Delaware limited partnership (“CCP”), Coliseum Capital, LLC (“CC”), Christopher Shackelton (“Shackelton”), and Adam Gray (“Gray”), and other information available to the Company, this includes: (i) 26,766,609 shares of common stock held by CCP and 8,170,784 shares of common stock held by Blackwell, as a separate account investment advisory client of CCM; (ii) 30,378,051 shares of common stock issued on December 27, 2024 to CCP and 11,177,540 shares of common stock issued on December 27, 2024 to Blackwell, as a separate account investment advisory client of CCM, pursuant to the applicable Exchange Agreements after the effectiveness of the Charter Amendment; and (iii) 8,155,339 shares of common stock issuable upon the exercise of warrants held by CCP and 2,038,835 shares of common stock issuable upon the exercise of warrants held by Blackwell, as a separate account investment advisory client of CCM, at an exercise price of $3.83 per share of common stock (the “CCM Warrants”). CCM and its managers, Gray and Shackelton, have shared voting and dispositive power over all of the foregoing.

CC and CCP have shared voting power and shared dispositive power over (i) 26,766,609 shares of common stock held by CCP; (ii) 30,378,051 shares of common stock issued to CCP on December 27, 2024 pursuant to the applicable Exchange Agreement after the effectiveness of the Charter Amendment; and (iii) 8,155,339 shares of common stock issuable upon the exercise of Warrants held by CCP.

Based on Amendment No. 22 to the Schedule 13D filed November 19, 2024, Coliseum Capital Management, LLC and associated persons have their principal place of business at 105 Rowayton Avenue, Rowayton, CT 06853.

(11)
Based on Amendment No. 8 to Schedule 13G filed on May 15, 2025, and other information available to the Company, this includes: (i) 7,422,525 shares of Common Stock held by Park West Investors Master Fund, Limited, a Cayman Islands exempted company (“PWIMF”), including 266,612 shares of common stock exercisable from 266,612 of pre-funded warrants with an exercise price of $0.01 per share (the “Pre-Funded Warrants”); and (ii) 724,842 shares of common stock held by Park West Partners International, Limited, a Cayman Islands exempted company (“PWPI”), including 33,745 shares of common stock exercisable from 33,745 Pre-funded Warrants. PWIMF holds Pre-Funded Warrants exercisable for a total of 266,612  shares of common stock and PWPI holds Pre-Funded Warrants exercisable for a total of 33,745 shares of Common Stock; however, the Pre-Funded Warrants are subject to exercise limitations prohibiting exercise to the extent that it would result in the holder, or any of its affiliates, being deemed to beneficially own in excess of 9.99% of the then-outstanding shares of the Company’s common stock.

Park West Asset Management LLC, a Delaware limited liability company (“PWAM”), is the investment manager to PWIMF and PWPI. Peter S. Park (“Park”), through one or more affiliated entities, is the controlling manager of PWAM. PWAM and Park each have shared voting and dispositive power over the foregoing shares.

Based on Amendment No. 8 to Schedule 13G filed on May 15, 2025, PWAM and associated persons have their principal place of business at One Letterman Drive, Building C, Suite C5-900, San Francisco, CA 94129.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors, officers and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2024 filed with the SEC, we believe all required Section 16 reports were filed on a timely basis during the year ended December 31, 2024, other than concerning the transactions described in a Form 5 that was filed on February 11, 2025 on behalf of John North, the Company’s former Chief Executive Officer, to report the vesting of restricted stock units and the withholding of common stock to satisfy tax obligations on September 6, 2024. Mr. North resigned as the Company’s Chief Executive Officer and as a director effective September 13, 2024.

EXECUTIVE COMPENSATION

Lazydays Executive Officer and Director Compensation

The following sections provide compensation information pursuant to the scaled disclosure requirements applicable to smaller reporting companies under SEC rules.

Overview

Lazydays’ named executive officers for the year ended December 31, 2024 consist of Ronald K. Fleming, Interim Chief Executive Officer; Amber Dillard, Chief Operating Officer; Jeff Huddleston, former Interim Chief Financial Officer; Kelly Porter, former Chief Financial Officer who resigned on September 13, 2024; and John North, former Chief Executive Officer who resigned on September 13, 2024.

Lazydays’ compensation policies and philosophies are designed to align executive compensation with business objectives and the creation of stockholder value, while also enabling Lazydays to attract, motivate and retain individuals who contribute to Lazydays’ long-term success. Lazydays historically provides a portion of its executive officers’ compensation as long-term incentive compensation in the form of equity awards or performance-based cash compensation and links a significant portion of annual cash compensation to performance objectives.

The compensation of Lazydays’ named executive officers has historically consisted of a base salary, an annual cash incentive and retirement, health and welfare benefits. In addition, Lazydays has granted its named executive officers, as well as other members of its management team, long term incentive awards in the form of options and/or transaction bonuses. Pursuant to their employment agreements, certain of Lazydays’ named executive officers are eligible to receive certain payments and benefits upon a termination of employment under certain circumstances. Lazydays is not required to hold a say on pay vote this year. The next say on pay vote will be held at the 2027 annual meeting.

Summary Compensation Table

The following table presents summary information regarding the total compensation for the years ended December 31, 2024 and 2023 for our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Ronald K. Fleming Interim Chief Executive Officer	2024	112,500	-	-	1,350,000	-	257,854	1,720,354

Amber Dillard Chief Operating Officer(4)	2024	273,539	262,500	-	-	120,000	6,787	662,826

Jeff Huddleston Former Interim Chief Financial Officer(5)	2024	332,509	-	-	-	-	-	332,509

John North Former Chief Executive Officer(6)	2024	391,596	-	214,938	-	-	12,953	619,487
	2023	600,000	-	292,218	300,002	156,000	11,048	1,359,268

Kelly Porter Former Chief Financial Officer(7)	2024	357,693	-	94,037	-	100,000	49,787	451,730
	2023	350,000	-	146,109	150,001	68,250	7,129	721,489

(1)
The amounts shown in the “Stock Awards” column reflect the grant date fair value of the awards under FASB ASC Topic 718 (disregarding estimated forfeitures). For a description of the methodology and assumptions used to determine the amounts reflected in this column, see Note 20 to the consolidated financial statements contained in our 2024 Form 10-K.

(2)
The amounts shown in the “Option Awards” column reflect the grant date fair value of the awards under FASB ASC Topic 718 (disregarding estimated forfeitures). For a description of the methodology and assumptions used to determine the amounts reflected in this column, see Note 20 to the consolidated financial statements contained in our 2024 Form 10-K.

(3)	The amounts set forth in this column include matching contributions made by the Company to the Company’s 401(k) plan and health insurance, severance, and relocation expenses.

(4)	Ms. Dillard was appointed Chief Operating Officer of the Company effective September 17, 2024.

(5)	Mr. Huddleston was appointed Interim Chief Financial Officer of the Company effective September 25, 2024 and resigned as an executive officer of the Company on January 6, 2025.

(6)	Mr. North resigned as the Chief Executive Officer of the Company and as a director of the Company on September 13, 2024.

(7)	Ms. Porter resigned as the Chief Financial Officer on September 13, 2024 and her employment with the Company ceased on October 4, 2024.

Executive Employment Arrangements and Potential Payments upon Termination or Change of Control

Employment Agreement - Ronald K. Fleming

Mr. Fleming and the Company entered into a letter agreement (the “Fleming Agreement”), dated September 14, 2024, regarding the terms and conditions of his service as Interim Chief Executive Officer and as a director, providing for (among other terms and conditions) a monthly base salary of $37,500 per month, participation in the Company’s employee benefit plans in accordance with the terms of those plans (including to receive awards, if awarded in the discretion of the Board or its Compensation Committee, under the 2018 Plan and the Company’s Short Term Incentive Plan (the “STIP”)), and the grant of an option outside of the 2018 Plan to purchase 1,500,000 shares of the Company’s common stock at a price per share of $2.00, subject to specified vesting conditions.

The Fleming Agreement also provides that in the event Mr. Fleming’s service terminates for any reason, his sole compensation as the result of such termination will consist of: (i) payment of any earned but unpaid base salary through the date of such termination, (ii) any vested benefits in accordance with the terms of the Company’s employee benefit plans and (iii) reimbursement of any unreimbursed business expenses incurred in accordance with Company policy prior to the termination date.

Employment Arrangement - Amber Dillard

Ms. Dillard is employed by the Company pursuant to an offer letter dated September 17, 2024, which sets forth the terms and conditions of her employment. In connection with Ms. Dillard’s appointment as Chief Operating Officer on September 17, 2024, her base annual salary was increased to $350,000. Ms. Dillard also received a payment of $262,500 under the STIP on the STIP’s standard payment schedule and a retention bonus payment of $120,000 for her continued service through December 31, 2024. In connection with her appointment as Chief Operating Officer, Ms. Dillard became eligible to receive restricted stock units (“RSUs”) under the 2018 Plan contingent upon and to be issued at the Company’s closing of a qualifying financing transaction, which RSUs would be valued at $200,000 and vest at the closing of any such transaction, or be valued at $350,000 and vest over 3 years following the closing of any such transaction, at her election. On February 12, 2025, the Company closed a qualifying financing transaction and Ms. Dillard was awarded 259,403 RSUs which vested on that date.

Employment Arrangement - Jeff Huddleston

Mr. Huddleston was employed by the Company pursuant to an engagement agreement with CR3 Partners, LLC (the “CR3 Engagement”), which contemplated his appointment as Interim Chief Financial Officer of the Company. Under the CR3 Engagement, Mr. Huddleston received $332,509 for his services as Interim Chief Financial Officer.

Employment Agreement - John North

We entered into an amended and restated employment agreement with Mr. North dated September 6, 2022 (the “North Agreement”) regarding the terms and conditions of his service as Chief Executive Officer of the Company. Under the North Agreement, Mr. North received an annual base salary of $600,000 during his service as Chief Executive Officer and was eligible to participate in the Company’s employee benefit plans in accordance with the terms of those plans. Additionally, Mr. North was granted a one-time RSU award under the 2018 Plan of 105,308 RSUs. This award vested over three years, with one-third of the award vesting on each anniversary of Mr. North’s start date with the Company, provided that Mr. North remained employed by the Company from the grant date through each vesting period. Mr. North was also eligible to receive annual cash bonuses up to 200% of his base salary, be based on attainment of one or more performance targets and/or key performance objectives established by the Board and/or Compensation Committee of the Board, and annual grants of options to purchase the Company’s shares for a maximum potential of 2.5 times his base salary.

On September 13, 2024, Mr. North resigned as Chief Executive Officer of the Company and as a director of the Company. In connection with his resignation, Mr. North and the Company entered into an employment separation agreement, pursuant to which, among other things, the Company agreed to provide Mr. North specified health insurance reimbursements under COBRA, and Mr. North agreed to provide certain transition services to the Company and a release of claims against the Company and its affiliates. In connection with his resignation, any outstanding equity awards of the Company held by Mr. North terminated to the extent provided in accordance with their respective terms.

Employment Agreement - Kelly Porter

We entered into an employment agreement with Ms. Porter dated October 3, 2022 (the “Porter Agreement”) regarding the terms and conditions of her service as Chief Financial Officer of the Company. Under the Porter Agreement, Ms. Porter received an annual base salary of $350,000. Additionally, Ms. Porter was granted a one-time restricted stock unit award containing terms substantially similar to the terms of the 2018 Plan of 55,762 RSUs. This award vested over three years, with one-third of the award vesting on each anniversary of Ms. Porter’s start date with the Company, provided that Ms. Porter remained employed by the Company from the grant date through each vesting period. Ms. Porter was also eligible to receive annual cash bonuses and annual grants of options to purchase the Company’s shares.

On September 13, 2024, Kelly Porter resigned as the Chief Financial Officer of the Company. In connection with her resignation, Ms. Porter and the Company entered into a transitional work and employment separation agreement (the “Transitional Work and Separation Agreement”), pursuant to which, among other things, Ms. Porter agreed to provide certain transitional services to the Company through October 4, 2024 (the “Transitional Work Period”) and a release of claims against the Company and its affiliates, and the Company agreed to provide Ms. Porter specified health insurance reimbursements under COBRA and severance.

Under the Transitional Work and Separation Agreement, the Company agreed to pay Ms. Porter $100,000 as severance, less applicable deductions and withholdings, payable in two equal installments, the first payment of $50,000 within 15 days after the date of the Transitional Work and Separation Agreement and the second payment of $50,000 within 15 days after the effective date of the Supplemental Release (as defined in Transitional Work and Separation Agreement). Any equity awards of the Company held by Ms. Porter to the extent unvested as of the end of the Transitional Work Period terminated to the extent provided in accordance with their respective terms.

Outstanding Equity Awards at Fiscal Year End - 2024

The following table summarizes information concerning the outstanding equity awards, including unexercised options, as of December 31, 2024, for each of our named executive officers:

Outstanding Equity Awards at Fiscal Year End - 2024
Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald K. Fleming	-	-	-	-	-	-	1,500,000	1,350,000
Amber Dillard	-	-	-	-	-	-	13,461	163,308
John North(1)	-	-	-	-	-	-	-	-
Kelly Porter(2)	18,405	-	12.38	1/4/2025	-	-	-	-

(1)
Mr. North resigned as the Chief Executive Officer of the Company and as a director of the Company on September 13, 2024. No options or RSUs awarded to Mr. North vested after that date. The vested options Mr. North held on September 13, 2024 expired on December 13, 2024 without being exercised.

(2)
Ms. Porter resigned as the Chief Financial Officer on September 13, 2024 and her employment with the Company ceased on October 4, 2024. No options or RSUs awarded to Ms. Porter vested after October 4, 2024. The vested options Ms. Porter held on October 4, 2024 expired on January 4, 2025 without being exercised.

Equity Compensation Plan Information Table

The following information is with respect to our 2018 Long-Term Incentive Plan as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,732,768	$3.43	1,133,788
Equity compensation plans not approved by security holders	-	$-	-
Total	1,732,768	$3.43	1,133,788

(1) The information set forth in the table pertains to our 2018 Long-Term Incentive Plan as of December 31, 2024.

Clawback Policy

The Company has adopted a Clawback Policy (the “Clawback Policy”) in compliance with SEC rule sand applicable Nasdaq listing standards. Under the Clawback Policy, if there is a restatement of the Company’s financial results, certain incentive-based compensation paid or awarded to the Company’s covered executive officers will be subject to repayment or return if the amount of such compensation was calculated based upon the achievement of financial results that were the subject of the restatement and the amount of such compensation that would have been received by such executive officers had the financial results been properly reported would have been lower than the amount actually awarded.

As a result of the restatement of our previously issued audited consolidated financial statements as of and for the year ended December 31, 2024, we conducted a recovery analysis for the relevant period, as contemplated by Rule 10D-1 under the Exchange Act, and in accordance with the Clawback Policy. Based on this analysis, no recovery of incentive-based compensation was required, as the financial statement adjustments did not impact the metrics used to determine incentive compensation during the relevant recovery period, and thus there was no erroneously awarded compensation.

Equity Award Timing Practices

The Compensation Committee of the Board does not take material nonpublic information into account when determining the grant date, vesting date or other terms and conditions of equity awards, and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Throughout the year, the Compensation Committee may grant equity awards for a new hire, a significant promotion, or other special circumstances.

Director Compensation - 2024

The following table shows the compensation earned by each director who was not a named executive officer during fiscal year 2024. Mr. Fleming, our Interim Chief Executive Officer, does not receive any additional compensation for his services as a director of the Company and Mr. North, our former Chief Executive Officer, did not receive any additional compensation for his services as a director of the Company. Their respective compensation for services as a named executive officer during the year ended December 31, 2024 is set forth in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jerry Comstock	85,000	32,602	-	-	-	117,602
James J. Fredlake	165,000	32,602	-	-	-	197,602
Jordan Gnat(3)	77,500	32,602	-	-	-	110,102
Christopher S. Shackelton(4)	70,000	-	-	-	-	70,000
Susan Scarola	150,000	7,700	-	-	-	157,700
Suzanne Tager(5)	72,500	7,700	-	-	-	80,200
Robert DeVincenzi	277,500	32,602	-	-	-	310,102

(1)
Our non-employee members of the Board receive annual cash compensation of $65,000 for serving on the Board, $10,000, $7,500 and $5,000 for serving on the audit committee, compensation committee and nominating and governance committee, respectively, of the Board (other than the Chairman of each of the committees) and $20,000, $15,000 and $10,000 for serving as the Chairman of the audit committee, compensation committee and nominating and governance committee, respectively, of the Board. In 2024, members of the Board serving on a special committee of the Board also received cash compensation for such service.

(2)
The amounts shown in the “Stock Awards” column reflect the grant date fair value of the awards under FASB ASC Topic 718 (disregarding estimated forfeitures). For a description of the methodology and assumptions used to determine the amounts reflected in this column, see Note 20 to the consolidated financial statements contained in our 2024 Form 10-K.

The table below sets forth the aggregate number of shares of common stock subject to stock awards and option awards held by each non-employee director outstanding as of December 31, 2024.

Name	Stock Awards	Option Awards
Jerry Comstock	16,667	-
James J. Fredlake	16,667	-
Jordan Gnat	16,667	-
Christopher S. Shackelton	-	-
Susan Scarola	16,667	-
Suzanne Tager	16,667	-
Robert DeVincenzi	16,667	-

(3)	Mr. Gnat resigned from the Board on May 14, 2025.

(4)	Mr. Shackelton resigned from the Board on June 9, 2024.

(5)	Ms. Tager resigned from the Board on May 14, 2025.

Pay Versus Performance

In accordance with the SEC’s Pay Versus Performance rules, the following table sets forth information concerning the compensation of our Named Executive Officers for each of the fiscal years ended December 31, 2024, 2023 and 2022 and our financial performance for each such fiscal year to show the relationship between executive compensation actually paid and certain financial performance of the Company:

Year(1)	Summary Compensation Table Total for Mr. Fleming ($)	Summary Compensation Table Total for Mr. North ($)	Summary Compensation Table Total for Mr. DeVincenzi ($)	Compensation Actually Paid to Mr. Fleming ($)(2)	Compensation Actually Paid to Mr. North ($)(2)	Compensation Actually Paid to Mr. DeVincenzi ($)(2)	Average Summary Compensation Table Total for Non- CEO NEOs ($)	Average Compensation Actually Paid to Non- CEO NEOs ($)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (Loss) (dollars in thousands)
2024	1,720,354	619,487	-	1,720,354	(226,927)	-	482,355	330,683	4.43	(163,712)
2023	-	1,359,268	-	-	702,465	-	721,488	367,474	43.43	(110,266)
2022	-	1,996,950	1,143,139	-	1,529,120	922,074	699,507	662,580	73.48	66,393

(1)	The following table lists our PEO and non-PEO NEOs for each of years 2024, 2023 and 2022:

Year	PEO	Non-PEO NEOs
2024	Ronald K. Fleming and John North	Amber Dillard, Jeff Huddleston and Kelly Porter
2023	John North	Kelly Porter
2022	John North and Robert DeVincenzi	Kelly Porter and Nicholas Tomashot

(2)
In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation in the Summary Compensation Table for each year to determine the Compensation Actually Paid:

Year	PEO	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(1)	Equity Award Adjustments(2)	Compensation Actually Paid to PEO
2024	Ronald K. Fleming	1,720,354	(1,350,000)	1,350,000	1,720,354
2024	John North	619,487	(214,938)	(631,476)	(226,927)
2023	John North	1,359,268	(592,220)	(64,583)	702,465
2022	John North	1,996,950	(1,725,208)	1,257,378	1,529,120
2022	Robert DeVincenzi	1,143,139	(450,034)	228,969	922,074

(1) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(2) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	PEO	Year End Fair Value of Equity Award Granted during Year that Remains Unvested	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards That Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	Ronald K. Fleming	1,350,000	-	-	-	-	-	1,350,000
2024	John North	-	-	-	(245,831)	(385,645)	-	(631,476)
2023	John North	342,548	(343,302)	-	(63,829)	-	-	(64,583)
2022	John North	1,257,378	-	-	-	-	-	1,257,378
2022	Robert DeVincenzi	184,640	-	44,329	-	-	-	228,969

(3)
In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the non-PEO NEOs’ total compensation in the Summary Compensation Table for each year to determine the Compensation Actually Paid

Year	Reported Summary Compensation Table Total for Non-PEO	Reported Value of Equity Awards(1)	Equity Award Adjustments(2)	Compensation Actually Paid to Non-PEO
2024	482,355	(31,346)	(120,326)	330,683
2023	721,488	(296,110)	(57,904)	367,474
2022	699,507	(352,834)	315,907	662,580

(1) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(2) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Award Granted during Year that Remains Unvested	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards That Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2024	-	-	-	(19,813)	(100,513)	-	(120,326)
2023	172,100	(181,786)	-	(48,218)	-	-	(57,904)
2022	354,033	(38,126)	-	-	-	-	315,907

REPORT OF THE AUDIT COMMITTEE

The following Report of our Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Report by reference.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. We have engaged our independent registered public accounting firm to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.
The Audit Committee has discussed with RSM, our independent registered public accounting firm for the year ended December 31, 2024, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

3.
The Audit Committee has received the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with RSM RSM’s independence.

4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the audited financial statements in the 2024 Form 10-K be included in the 2024 Form 10-K for filing with the SEC.

James J. Fredlake, Chairman
Jerry Comstock
Susan Scarola

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy and Procedures

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent we enter into such transactions. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director is permitted to participate in the approval of any transaction in which he or she was a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete an annual directors’ and officers’ questionnaire that will elicit information about related party transactions.

PROPOSAL 2 –
RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

In accordance with its charter, the Audit Committee of our Board has selected RSM, an independent registered public accounting firm, as the Company’s auditors for the fiscal year ending December 31, 2025, and our Board is asking stockholders to ratify that appointment. We are not required to have the stockholders approve the selection of RSM as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider the retention of RSM, but ultimately may decide to retain RSM as the Company’s independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of RSM are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees and Services

The following table sets forth all audit and other fees billed to us by RSM for the years ended December 31, 2024 and 2023.

Lazydays Holdings, Inc.	2024	2023
Audit Fees	$1,086,630	$941,650
Audit-Related Fees	-	105,000
Tax Fees	-	-
All Other Fees	-	-
Total	$1,086,630	$1,046,650

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory or regulatory filings or engagements, including registration statements.

Audit-Related Fees. Consists of fees billed for assurance services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” Such fees include accounting consultation and audits in connection with acquisitions in 2023.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

Pre-Approval by Audit Committee of Principal Accountant Services

The Audit Committee pre-approves all audit services and permitted non-audit services to be performed for the Company by its independent registered public accounting firm, including the fees and terms of all audit services and permitted non-audit services (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved all of the audit and permitted non-audit services performed by RSM for the years ended December 31, 2024 and December 31, 2023.

Required Vote of Stockholders

The affirmative vote of a majority of the stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required to ratify the appointment of RSM.

Our Board recommends that you vote FOR the proposal to ratify the appointment of RSM US LLP as the Company’s registered independent public accounting firm for the fiscal year ending 2025.

PROPOSAL 3 –
SAY ON PAY

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 and codified in Section 14A of the Securities Exchange Act of 1934, as amended, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, our Board, or the Compensation Committee of the Board. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement.

Our Board recommends that you vote FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

PROPOSAL 4 –
APPROVAL OF AN AMENDMENT TO THE 2018 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN BY 12,000,000 SHARES

Stockholders are being asked to approve the amendment and restatement of the Amended and Restated 2018 Long-Term Incentive Plan, as amended (the “2018 Plan”), which was last approved by stockholders at the 2024 annual meeting of stockholders. The amendment and restatement of the 2018 Plan (the “Amended 2018 Plan”) would replenish the pool of shares of our common stock available for issuance by adding 12,000,000 shares of common stock (before giving effect to any reverse stock split).

The purpose of the Amended 2018 Plan is to continue to attract and retain personnel of the highest caliber, provide incentives for officers, directors, employees and other key persons and to promote the well-being of our Company. It is in the best interests of our Company and our stockholders to continue to provide to officers, directors, employees, consultants and other independent contractors who perform services for us, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in the value of our common stock. Accordingly, the Board believes that the Amended 2018 Plan: (a) will provide us with significant means to continue to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for us, and (c) consequently, will prove beneficial to our ability to be competitive.

The Compensation Committee determined that 12,000,000 additional shares would provide us the ability to continue compensating our executive officers and other key employees. In determining the number of additional shares to be authorized for the Amended 2018 Plan, they considered the following principal factors:

•	Number of Shares Available for Grant under 2018 Plan: As of December 31, 2024, 1,133,788 shares remained reserved and available for issuance under the 2018 Plan.

•
Number of Awards Outstanding: As of December 31, 2024, the following awards were outstanding under the 2018 Plan: options with respect to 1,732,768 shares with a weighted average exercise price of $3.43 and a weighted average remaining term of 9.25 years.

•
Burn Rate: Burn rate measures the usage of shares for our stock plans as a percentage of our outstanding shares. For 2024, 2023 and 2022, our burn rates were approximately 0.3%, 3.1%, and 0.5%, resulting in a three year average burn rate of approximately 1.3%. The Compensation Committee and the Board believe that 12,000,000 additional shares are appropriate at this time to allow us to grant awards with a burn rate similar to our 2022-2024 burn rate until the Plan terminates on January 16, 2028.

•
Overhang: As of December 31, 2024, 203,626 shares were subject to outstanding Company options, resulting in an overhang of approximately 0.2%. If the Amended 2018 Plan is approved and an additional 12,000,000 shares are reserved for issuance, the overhang would be approximately 11.2%.

If our stockholders approve the Amended 2018 Plan, the Amended 2018 Plan will become effective as of the date of stockholder approval. If our stockholders do not approve the Amended 2018 Plan, the 2018 Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.

The following is a summary of the material terms of the Amended 2018 Plan. The summary is qualified in its entirety by reference to the full text of the Amended 2018 Plan, a copy of which is attached as Annex A.

Summary of the Amended 2018 Plan

Awards

The Amended 2018 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options, (b) restricted stock, (c) restricted stock units, (d) stock appreciation rights, and (e) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by Committee (as defined below). Subject to anti-dilution adjustments as provided in the Amended 2018 Plan, the Amended 2018 Plan provides for a total of 18,434,566 shares of common stock to be available for distribution pursuant to the Amended 2018 Plan, which includes 457,530 shares of common stock that are issuable pursuant to outstanding awards of stock options, 1,133,788 shares of common stock that are currently available for equity award grants under the 2018 Plan and 12,000,000  shares of common stock that we are seeking approval for through the 2018 Amended Plan to replenish the pool of shares of our common stock available for issuance. If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price or surrendered to us for tax withholding purposes, shares of our common stock allocable to such Award may again be available for Awards under the Amended 2018 Plan. On June 12, 2025, the closing price of a share of our common stock reported on Nasdaq was $0.25.

Administration. The Amended 2018 Plan may be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may designate from time to time (the “Committee”) consisting of two or more members of the Board appointed by the Board. Each member of the Committee shall, to the extent required by applicable law, be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act and an independent director under the rules of any national securities exchange or national securities association. The Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares of the Company subject to each Award and the share price. The Committee will also determine the term of each Award, the restrictions or limitations on each Award, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which shares of common stock and other amounts payable with respect to an Award will be deferred. The Committee may delegate some of the functions referred to above. No Award shall be granted pursuant to the Amended 2018 Plan on or after January 16, 2028, the tenth anniversary of the original date of approval of the 2018 Plan.

Eligibility and Participation. Current and prospective officers, directors, service providers and other employees of the Company or any subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Amended 2018 Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Amended 2018 Plan employed by (or providing services to) the Company or any subsidiary of the Company are eligible to be granted Awards under the Amended 2018 Plan. Eligibility under the Amended 2018 Plan shall be determined by the Committee. The Company expects that approximately 50 persons will be eligible to participate in the Amended 2018 Plan.

A participant’s right, if any, to continue to serve the Company as a director, executive officer, other key employee or service provider, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the Amended 2018 Plan. Participants may receive one or more Awards under the Amended 2018 Plan.

Forms of Awards

Stock Options. The Amended 2018 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options, subject to such terms and conditions as determined by the Committee. Incentive Stock Options granted pursuant to the Amended 2018 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the Amended 2018 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all shares of the Company or a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”)). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

No shares of common stock of the Company may be issued upon the exercise of any option granted under the Amended 2018 Plan until the full option price has been paid by the optionee and applicable withholding requirements have been satisfied. The Committee may grant individual options under the Amended 2018 Plan with more stringent provisions than those specified in the Amended 2018 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Committee provides.

Stock Appreciation Rights. A Stock Appreciation Right is an award entitling the grantee, upon exercise, to receive an amount of cash or number of shares of Company common stock determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Company common stock over the exercise price of the Stock Appreciation Right. The exercise price of a Stock Appreciation Right will be determined by the Committee at the time of grant and is not to be less than the fair market value of the Company shares on the date of grant.

Restricted Stock Awards. Under the Amended 2018 Plan, the Committee may grant restricted shares of Company common stock. Restricted stock awards give the recipient the right to receive a specified number of Company shares, subject to such terms, conditions, restrictions and conditions of forfeiture as the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time.

Restricted Stock Units. A Restricted Stock Unit award is the grant by the Committee of an unfunded, unsecured right to receive from the Company, upon the expiration of a vesting period or such other time period as set forth in the award agreement, a specified number of shares of Company common stock or an amount of cash equal to the fair market value of such shares on the delivery date.

Performance-Based Awards and Performance Goals. Certain Awards under the Amended 2018 Plan may be granted subject to performance conditions.

Under the Amended 2018 Plan, the Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: (i) consolidated income before or after taxes; (ii) EBITDA; (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per share of the Company; (vii) book value per share of the Company; (viii) total stockholder return; (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit; (xiii) maintenance or improvement of debt to equity ratio or other ratios; (xiv) stock price; (xv) funds from operations, as the same may or may not be adjusted; (xvi) cash flow; (xvii) working capital; and (xviii) such other standards as determined by the Committee in its sole discretion.

Other Stock Based Awards. Other Stock-Based Awards, which may include awards that may be denominated or payable in, valued in whole or part by reference to, or otherwise based on or related to, common stock of the Company.

Effect of a Change in Control

Upon a “Change in Control” (as defined in the Amended 2018 Plan) unless provided in an Award Agreement, upon a Change in Control which occurs while the grantee is still employed or in the service of the Company and/or the Company (and its subsidiaries), the grantee’s unvested awards will immediately become vested.

In addition, the Committee may take one or more of the following actions: (i) provide for the assumption of such Awards, or the substitution for such Awards of new awards of the successor company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and related exercise, conversion or purchase prices, consistent with the Amended 2018 Plan; (ii) provide written notice to any holder of such Award that the Award shall be terminated to the extent that it is not converted, exchanged or exercised prior to a date certain specified in such notice (which date shall be no sooner than the consummation of any such transaction) or (iii) provide that the holder of any such Award, to the extent then vested, shall be entitled to receive from the Company a cash amount equal to the product of (A) the excess, if any, of: (x) the fair market value of a share of common stock of the Company (determined on the basis of the amount received by a holder of common stock of the Company in connection with such transaction and consistent with Section 409A, if applicable) with respect to a share of common stock of the Company over (y) the purchase price, exercise price or conversion price which would be payable or otherwise applicable for a share of common stock of the Company upon the conversion, exchange or exercise of such Award and (B) the number of shares of common stock of the Company subject to the vested portion of the Award not converted, exchanged or exercised.

Term and Amendment

The 2018 Plan became effective on March 15, 2018 and no Award will be granted more than ten years after January 16, 2018, the original date the 2018 Plan was approved, or January 16, 2028. The Board may at any time, and from time to time, amend any of the provisions of the Amended 2018 Plan, and may at any time suspend or terminate the Amended 2018 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of common stock of the Company if the failure to obtain such approval would adversely affect the compliance of the Amended 2018 Plan with the requirements of applicable law or listing standards of the applicable exchange. The Board or the Committee, as the case may be, may amend the terms of any Award granted under the Amended 2018 Plan; provided, however, that subject to certain provisions of the Amended 2018 Plan, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the participant without the participant’s consent, except for such amendments which are made to cause the Award to comply with applicable law or listing standards.

Summary of Certain U.S. Federal Income Tax Consequences of the Amended 2018 Plan

The following information is a summary of certain U.S. federal income tax consequences of participation in the Amended 2018 Plan to stockholders. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Amended 2018 Plan differing substantially from the consequences summarized below. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). In addition, this summary does not discuss any federal taxes other than income tax and does not address potentially applicable state, local, or foreign income or other taxes.

Incentive Stock Options. Generally, under the Code, an optionee will not recognize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the Amended 2018 Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until after the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition and Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain recognized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income recognized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Amended 2018 Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

The optionee’s tax basis in any shares received upon exercise of a Non-Qualified Stock Option will be the fair market value of the shares on the date of exercise. Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will recognize long-term or short-term capital gain or loss depending upon their holding period for such stock.

Stock Awards. The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Any cash dividends paid on a Stock Award before the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture will be taxable to the participant as additional compensation (and not as dividend income). Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service under Section 83(b) of the Code to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Restricted Stock Units. A participant will not recognize income upon the grant of restricted stock units, but will recognize ordinary income, and the Company will be entitled to a corresponding deduction (subject to the limitations of Code Section 162(m)), when the restricted stock units are settled in cash and/or shares of common stock of the Company. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance.

Performance Awards. The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Stock Appreciation Rights. A participant who is granted a Stock Appreciation Right generally will not recognize ordinary income upon receipt of the Stock Appreciation Right. Rather, at the time of exercise of such Stock Appreciation Right, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes ordinary income. The participant’s tax basis in any shares received upon exercise of a Stock Appreciation Right will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Company Deduction. Generally, whenever a participant recognizes ordinary income under the Amended 2018 Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements. Code Section 162(m), however, limits to $1.0 million per person the amount that the Company may deduct for compensation paid to any individual who is or was during the year or in any earlier year after 2016 the Company’s principal executive officer, principal financial officer, or one of its three other highest compensated officers.  For years beginning in 2027, the $1.0 million limit will also apply to five highest compensated employees of the Company other than the principal executive officer, principal financial officer, or three other highest compensated officers. Certain “grandfathered” performance-based compensation paid pursuant to a binding contract in effect on November 2, 2017, is not subject to the $1.0 million limit.

New Plan Benefits

The benefits or amounts that will be received by or allocated to any executive officers or employees under the Amended 2018 Plan are not currently determinable since grants are at the discretion of the Committee.

Our Board recommends that you vote FOR the approval of an amendment to the 2018 Plan to increase the number of shares available for issuance under the 2018 Plan.

PROPOSAL 5 –
APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

The Board has adopted and is recommending that our stockholders approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio of at least 1-for-2 and up to 1-for-30, with the exact ratio within such range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment or abandon the amendment notwithstanding prior stockholder approval of such amendment. A reason for the reverse split would be to, among other reasons, increase the per-share price of our common stock to seek to bring shares of our common stock back into compliance with the Nasdaq minimum bid price continued listing requirement of at least $1.00 per share to maintain the continued listing of our common stock on Nasdaq.

Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendment to our Restated Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware, to effect the Reverse Stock Split (the “Reverse Stock Split Amendment”) is attached to this proxy statement as Annex B.

By approving this proposal, stockholders will approve alternative amendments to our Restated Certificate of Incorporation pursuant to which a whole number of outstanding shares of our common stock of at least 1-for-2 and up to 1-for-30 would be combined into one share of our common stock. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above (the “Final Ratio”), which will be publicly announced prior to the effectiveness of the Reverse Stock Split, and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware. Each alternative Reverse Stock Split Amendment, other than that at the Final Ratio, will be abandoned be the Board notwithstanding that prior approval of the Reverse Stock Split Proposal may have been obtained.  The Board may also elect not to effect any Reverse Stock Split and to abandon each such Reverse Stock Split Amendment before or after stockholder approval thereof.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our common stock, the anticipated impact of the Reverse Stock Split on the trading price of our common stock and on the number of holders of our common stock, the continued listing requirements of Nasdaq and considerations of costs and expenses. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock by a ratio in the range of 1-for-2 to 1-for-30 (subject to the rounding up that would effectively occur with respect to fractional shares as described herein) but would not effect a decrease to the number of shares of common stock that the Company will be authorized to issue, the proposed Reverse Stock Split Amendment would result in a relative increase in the number of authorized and unissued shares of our common stock. For more information on the relative increase in the number of authorized shares of our Common Stock, see —Principal Effects of the Reverse Stock Split- Relative Increase in Number of Authorized Shares of Common Stock for Issuance.  The Reverse Stock Split will not change the par value of our common stock.

Background and Purpose of the Reverse Stock Split

On January 23, 2025, the Company received written notice (the “Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that for the previous 30 consecutive business days, the closing bid price for the Company’s common stock had been below the minimum $1.00 per share minimum bid price required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial period of 180 calendar days, or until July 22, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. If, at any time before the Compliance Date, the bid price for the Company’s common stock closes at $1.00 or more for a minimum of 10 consecutive business days, we expect Nasdaq will provide written notification that the Company has achieved compliance with the Bid Price Requirement (unless Nasdaq exercises its discretion to extend such 10 business day period under Nasdaq Listing Rule 5810(c)(3)(H)).

If the Company does not regain compliance by the Compliance Date, the Company may be eligible for an additional 180-calendar day period to regain compliance. To qualify, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other applicable standards for initial listing on the Nasdaq Capital Market, except the Minimum Bid Price Requirement. In addition, the Company would be required to provide written notice of its intention to cure the minimum bid price deficiency during this second 180-day compliance period by effecting a reverse stock split, if necessary.

The primary purpose for effecting the Reverse Stock Split, should our Board choose to effect it, would be to increase the per share price of our common stock for continued listing on Nasdaq. Reducing the number of outstanding shares of common stock should, absent other factors, increase its per share market price, although we cannot provide any assurance that we will be able to meet or maintain a share price over the Bid Price Requirement for continued listing on Nasdaq or any other exchange.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock in order to meet the Bid Price Requirement. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, we cannot assure you that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Implications of Delisting

A continuously low stock price and the potential delisting of our common stock from Nasdaq may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our capital stock. Delisting of our common stock could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or the loss of interest in business development opportunities.

An increase in the per share trading value of our common stock would be beneficial because it would:

•	increase the likelihood that our capital stock will remain eligible for listing on Nasdaq;

•	improve the perception of our common stock as an investment security;

•	assist with future potential capital raises;

•	appeal to a broader range of investors to generate greater investor interest in us; and

•
to the extent the broker commissions paid by our investors depend on the value of shares of common stock being traded, reduce stockholder transaction costs because investors would pay a lower commission to trade a fixed dollar amount of our common stock if our share price were higher than they would if our share price were lower.

If our common stock is delisted from Nasdaq and is not able to be listed on another exchange or if we otherwise determine it would be in the best interests of the Company and our stockholders, we may seek to have our shares quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:

•	a limited availability of market quotations for our securities;

•
a determination that our stocks are each a “penny stock” which will require brokers trading in our shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news coverage of the Company;

•	failure to qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Although our Board believes that the Reverse Stock Split will increase the trading price of our common stock, in many cases, because of variables outside of our control including, but not limited to, recent market volatility, inflationary pressures, investor response to the news of a proposed reverse stock split, and other prevailing market, industry and general economic conditions, the market price of our common stock may in fact decline in value after effecting the Reverse Stock Split. You should also keep in mind that the implementation of the Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company (except to the extent that the rounding up of shares occurs in lieu of stockholders holding a fractional number of shares following the Reverse Stock Split as described below). However, should the overall value of our common stock decline after the proposed Reverse Stock Split, then the actual or intrinsic value of shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.

Certain Risks Associated with the Reverse Stock Split

The Reverse Stock Split Proposal is intended, absent other factors, to increase the per share market price of the common stock. Other factors, however, such as our financial results, market conditions, the market perception of our business and other risks, including those set forth below, may adversely affect the market price of the common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described in this proposal, that the market price of the common stock will increase following the Reverse Stock Split, or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. As noted above, the principal purpose of the Reverse Stock Split Proposal is to maintain a higher average per share market closing price of our common stock in order to regain compliance with the Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the common stock, which could lead to increased interest in the common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for the common stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of the common stock does not increase in proportion to the Final Ratio, then our value, as measured by our market capitalization, will be reduced.

The Reverse Stock Split May Lead to Further Dilution of the Common Stock. Since the Reverse Stock Split would reduce the number of shares of common stock outstanding and the number of shares of common stock issuable on exercise of outstanding warrants, while leaving the number of shares authorized and issuable under our Restated Certificate of Incorporation unchanged, the Reverse Stock Split would effectively increase the number of shares of common stock that we would be able to issue and could lead to dilution of our common stock in future financings.

IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON STOCK ON NASDAQ, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR COMMON STOCK.

Principal Effects of the Reverse Stock Split

Issued and Outstanding Shares of Common Stock

If the Reverse Stock Split is approved and effected, each holder of our common stock immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Final Ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split effectively results in rounding up of fractional shares. See —Fractional Shares below for additional information. After the Reverse Stock Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Relative Increase in Number of Authorized Shares of Common Stock for Issuance

The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 505,000,000 shares, consisting of 500,000,000 shares of common stock of the par value of $0.0001 per share and 5,000,000 shares of preferred stock of the par value of $0.0001 per share (“preferred stock,” and together with our common stock, our “Capital Stock”).

Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the Final Ratio. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

If the proposed Reverse Stock Split Amendment is approved, all or any of the authorized and unissued shares of our common stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of our common stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share. The Company regularly considers its capital requirements and may need to conduct equity offerings of common stock in the future. The relative increase in the number of shares of common stock would enable the Company to retain flexibility to address capital requirements, including the ability to conduct equity offerings of common stock.

Effect on the 2018 Plan

The Company maintains the 2018 Plan, which is designed to continue to attract and retain personnel of the highest caliber, provide incentives for officers, directors, employees and other key persons and to promote the well-being of our Company. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time (as defined below), (i) the number of shares of common stock issuable upon exercise or vesting of such awards under the 2018 Plan would be proportionally reduced based on the Final Ratio selected by our Board and (ii) and any per share exercise price would be proportionally increased based on the Final Ratio selected by our Board, subject to the terms of the 2018 Plan and award agreement(s). In addition, the number of shares available for future issuance and any share-based award limits under the 2018 Plan will be proportionately reduced based on the Final Ratio selected by our Board.

Impact of the Reverse Stock Split on Capital Structure

The table below provides examples of reverse stock splits at various ratios from 1-for-2 up to 1-for-30, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the Reverse Stock Split, if effected, will depend on the Final Ratio that is determined by our Board or a duly authorized committee thereof and publicly announced prior to the Effective Time in accordance with the Reverse Stock Split Amendment. The number of shares of our common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Outstanding at June 10, 2025(1)	Reverse Stock Split Ratio	Outstanding after Reverse Stock Split(1)	Reduction in Shares Outstanding
110,294,164	1-for-2	55,147,082	50.0%
110,294,164	1-for-5	22,058,833	80.0%
110,294,164	1-for-10	11,029,416	90.0%
110,294,164	1-for-20	5,514,708	95.0%
110,294,164	1-for-30	3,676,472	96.7%

(1)	Excludes shares of common stock issuable upon exercise of options, warrants or pre-funded warrants and vesting of RSUs.

Procedure for Effecting Reverse Stock Split

If the proposed Reverse Stock Split Amendment is approved by the Company’s stockholders and our Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at the time the Reverse Stock Split Amendment is filed with the Secretary of State of the State of Delaware or such later effective time as is specified in such filing (the “Effective Time”). At the Effective Time, shares of our common stock issued and outstanding immediately prior thereto or held by the Company in treasury will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock, in accordance with the Final Ratio contained in the Reverse Stock Split Amendment.

Registered “Book-Entry” Holders of Common Stock

As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the Reverse Stock Split has been effected. If you hold shares of Common Stock in book-entry form, you will not need to take any action to receive post-Reverse Stock Split shares of our common stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-Reverse Stock Split shares of common stock you hold.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares of common stock held by stockholders in street name in the same manner as registered “book-entry” holders of common stock. Stockbrokers, banks, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our common stock with a stockbroker, bank, or other nominee and has any questions in this regard, stockholders are encouraged to contact their stockbroker, bank, or other nominee.

Fractional Shares

The Reverse Stock Split Amendment would provide that, if the shares of Common Stock held by any holder of Common Stock immediately prior to the effectiveness of the Reverse Stock Split Amendment are collectively reclassified pursuant to the Reverse Stock Split into a fractional number of shares of Common Stock, the Company shall issue to such holder such fractions of a share of Common Stock as are necessary to round the number of shares of Common Stock held by such holder immediately following the Reverse Stock Split up to the nearest whole number of shares.  Such additional shares of Common Stock would be issued in consideration for the corporate benefits to the Company arising from not having to issue fractional shares or pay in cash the fair value of such fractional shares in lieu of the issuance thereof, which would result in any fractional shares of Common Stock that would otherwise be held by a holder following the Reverse Stock Split being rounded up to the nearest whole number of shares of Common Stock.

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for the Reverse Stock Split to be, nor have the effect of, a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Proposal

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Anti-takeover Effects of Proposed Amendments

An increase in the relative amount of authorized but unissued shares of our Common Stock, may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed Reverse Stock Split might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of the Company and the removal of management, which stockholders might otherwise deem favorable. The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us and the Reverse Split Proposal is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.

Board Discretion to Implement the Reverse Stock Split

Our Board has reserved the right to abandon the proposed Reverse Stock Split Amendment at any time before the effectiveness of the filing of the Reverse Stock Split Amendment with the Delaware Secretary of State, even if the adoption of the Reverse Stock Split Amendment is approved by our stockholders. In addition, if the Reverse Stock Split is implemented, the other alternative amendments reflecting a Reverse Stock Split at a ratio other than the Final Ratio will be abandoned by the Board.

Summary of Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following information is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to stockholders that hold their shares of common stock as capital assets for U.S. federal income tax purposes. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our Common Stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders (as defined below); or (xiii) certain former citizens or long-term residents of the United States.

In addition, this summary does not discuss any federal taxes other than income tax and does not address potentially applicable state, local, or foreign income or other taxes. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, a U.S. stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the Common Stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. Stockholders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast by holders present and entitled to vote at the Annual Meeting at which a quorum is present is required to approve the Reverse Stock Split Proposal.

Our Board recommends that you vote FOR the approval of the Reverse Stock Split Proposal.

STOCKHOLDER PROPOSALS AND NOMINATIONS DEADLINE FOR 2026 ANNUAL MEETING

Our Bylaws provide that no business may be brought before an annual meeting by a stockholder unless the stockholder has provided proper notice to us not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. Accordingly, assuming our annual meeting for 2026 is scheduled for the first anniversary of our 2025 annual meeting, any stockholder proposals and recommendations for director nominees to be considered at the 2026 annual meeting must be properly submitted to us not earlier than April 4, 2026 nor later than May 4, 2026. Each such written notice must contain the information set forth in our Bylaws. In addition to satisfying the requirements under the Company’s Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide a notice that sets forth the information required by Rule 14a-19 under the Exchange Act, as applicable.

For the 2026 annual meeting, under the SEC’s requirements, any stockholder proposals must be received by Lazydays no later than February 23, 2026, in order to be included in our 2026 proxy statement.

HOUSEHOLDING; AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for Notices and proxy materials with respect to two or more stockholders sharing the same address by delivering only one Notice or set of proxy materials to that address. This process, which is commonly referred to as “householding,” can effectively reduce our printing and postage costs.

Our stockholders whose shares are held in street name will receive only one Notice or set of proxy materials per household, unless we receive contrary instructions. If you would like to receive a separate Annual Report, Notice or set of proxy materials in the future, or if your household is currently receiving multiple copies of the same items and you would like to receive only a single copy at your address in the future, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717 or by telephone at 866-540-7095 and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. We undertake to deliver promptly upon written or oral request a separate copy of the Annual Report, proxy statement, or Notice, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered.

If you would like to receive a copy of our Annual Report or this proxy statement, please contact our Investor Relations by mail at Investor Relations, Lazydays Holdings, Inc., 4042 Park Oaks Boulevard, Suite 350, Tampa, Florida 33610, by telephone at 813-204-4099 or by e-mail at investors@lazydays.com, and we will send a copy to you without charge.

ANNEX A

Lazydays Holdings, Inc.

Amended and Restated 2018 Long Term Incentive Plan

Section 1. Purpose. The purpose of the Lazydays Holdings, Inc. 2018 Amended and Restated Long Term Incentive Plan is to provide an incentive for attracting, retaining and motivating officers, employees, directors and/or service providers and prospective officers, employees, directors and/or service providers of the Company and/or its subsidiaries by aligning the interests of such individuals with the success of the Company and to incentivize those parties to remain in the service of the Company and/or its subsidiaries by providing for the grant of awards tied to the proprietary interests of the Company.

Section 2. Definitions. When used in this Plan, unless the context otherwise requires, the following terms shall have the meanings set forth next to such terms:

(a) “Applicable Exchange” shall mean The Nasdaq Stock Market or such other securities exchange as may at the applicable time be the principal market for the Shares.

(b) “Award” shall mean an award granted under this Plan as described in Section 5 hereof.

(c) “Award Agreement” shall mean a written or electronic agreement entered into between the Company and the Grantee in connection with an Award (including any notice of an Award executed and delivered by the Company to a Grantee and which is countersigned or acknowledged by such Grantee).

(d) “Beneficial Owner” means a “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall, with respect to any Grantee, have the meaning assigned to such term (if so defined) in the employment agreement between the Grantee and the Company Group, if any, or if the Grantee does not have an employment agreement with the Company Group, shall mean: (i) such Grantee’s failure to substantially perform the duties set forth in any agreement with the Company Group (other than any such failure resulting from such Grantee’s Disability); (ii) such Grantee’s failure to carry out, or comply with, in any respect any lawful directive of the Board; (iii) such Grantee’s commission at any time of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (iv) such Grantee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company Group’s premises or while performing such Grantee’s duties and responsibilities; (v) such Grantee’s commission at any time of any act of fraud, embezzlement, misappropriation, misconduct, conversion of assets of the Company Group, or breach of fiduciary duty against the Company Group (or any predecessor thereto or successor thereof); (vi) such Grantee’s material breach of any agreement with the Company Group (including without limitation, any breach of the restrictive covenants of any agreement); (vii) such Grantee’s neglect of the duties or services such Grantee is to provide to the Company Group; (viii) such Grantee’s negligence or intentional harm to the Company Group; or (ix) such Grantee’s willful misconduct or violation of any policy of the Company Group; provided, however, that with respect to any failure, breach or neglect described in clauses (i), (ii), (vi) or (vii) above, and so long as such failure, breach or neglect (as applicable) is curable, the Grantee shall have ten (10) days after receipt of written notice from the Company Group in which to cure the failure, breach or neglect described in such notice, and the determination as to whether any such failure, breach or neglect (as applicable) shall have been cured within such 10-day period shall be made by the Board. If the failure, breach or neglect (as applicable) is not cured by the Grantee within such 10-day period (as determined by the Board), Cause shall be deemed to have occurred as of the date of such notice.

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(g) “Change in Control” shall, unless otherwise determined by the Committee in the applicable Award Agreement, mean the occurrence of any of the following:

(i) any Person or Group, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or Coliseum Capital Management, LLC or any affiliate of or successor to Coliseum Capital Management, LLC, or any of its equity holders, is or becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of members of the Board (including by way of merger, consolidation or otherwise);

(ii) the consummation of a sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person or Group;

(iii) the consummation of a merger, consolidation or reorganization of the Company (other than in which the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization);

(iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

(v) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new members of the Board whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the members of the Board of the Company, then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) (the “Incumbent Board”) cease for any reason to constitute a majority of the Board then in office; provided that, any member of the Board appointed or elected to the Board to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an individual on the Incumbent Board.

(vi) Notwithstanding the above, in the event that an Award is “nonqualified deferred compensation” subject to Section 409A and Change in Control is a payment, delivery or issuance event, or changes the time and form of payment, delivery or issuance, an event shall not constitute a Change in Control for purposes of such payment, delivery or issuance (or change in time and form of payment) unless that Change in Control also constitutes a “change in the ownership of a corporation,” a “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets,” in each case, within the meaning of Treasury Regulation Section 1.409A-3(i)(5) promulgated under Section 409A.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto and the rules and regulations issued thereunder.

(i) “Committee” shall mean the Committee hereinafter described in Section 3 hereof.

(j) “Common Stock” shall mean the Company’s common stock, $0.0001 par value per share.

(k) “Company” shall mean Lazydays Holdings, Inc., a Delaware corporation, or its successor.

(l) “Company Group” shall mean the Company and its direct and indirect majority owned subsidiaries. Any reference in this Plan and in any Award Agreement to the “Company Group” shall mean and be a reference to all of the entities included in the definition of Company Group on a collective basis and each entity included in the definition of Company Group on an individual basis, unless otherwise specified in the Plan or such Award Agreement or the context otherwise requires.

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(m) “Disability” with respect to any Grantee, except as may be otherwise determined by the Committee (taking into account any Section 409A considerations), shall have the meaning given to such term in any employment agreement, consulting agreement or other similar agreement, if any, to which such Grantee is a party, or, if there is no such agreement (or if any such agreement does not define disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which can be expected to last for a continuous period of not less than twelve (12) months. The Committee shall have discretion to determine if a Disability has occurred.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(o) “Fair Market Value” shall mean, unless otherwise determined by the Committee, the closing price of a Share on the Applicable Exchange on the date of measurement or, if Shares were not traded or quoted on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded or quoted, all as reported by such sources as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee using any reasonable method of valuation, taking into account, to the extent appropriate, Sections 409A and 422 of the Code.

(p) “Grantee” shall mean a person who receives an Award under the Plan.

(q) “Group” means “group,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

(r) “Incentive Stock Options” shall mean an Option that is intended to meet the requirements of Section 422 of the Code and that is so designated in the applicable Award Agreement as an “incentive stock option” and that, in fact, so qualifies.

(s) “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(t) “Option” shall mean a conditional right, granted under Section 8 hereof, to purchase Common Stock at a specified price at or during specified time periods.

(u) “Person” means any “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

(v) “Plan” shall mean this Lazydays Holdings, Inc. 2018 Long Term Incentive Plan, as set forth in this document and as such Plan may be amended, supplemented, amended and restated or otherwise modified from time to time.

(w) “Restricted Stock” shall mean Common Stock granted in accordance with Section 7 hereof.

(x) “Restricted Stock Unit” shall mean a right to receive Common Stock or cash in an amount equal to the Fair Market Value of Common Stock granted in accordance with Section 6 hereof.

(y) “Section 409A” shall mean Section 409A of the Code and the regulations promulgated thereunder.

(z) “Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Section 424 of the Code. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Section 424(a) of the Code applies.

(aa) “Shares” shall mean shares of Common Stock.

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(bb) “Stock Appreciation Right” shall mean a conditional right to receive the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the exercise price of the Stock Appreciation Right in accordance with Section 9 hereof.

(cc) “Stockholder Approval Date” means the date on which this Plan (as amended and restated) is approved by stockholders of the Company eligible to vote on the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code and applicable requirements under the rules of the Applicable Exchange.

(dd) “Subsidiary Governing Body” shall mean the board of directors, board of managers or other governing body of the Company Group.

Section 3. Administration.

(a) The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may designate from time to time (the “Committee”), which shall be composed of not less than two directors. To the extent required by applicable law, each member of the Committee shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. The members of the Committee shall be selected by, and serve at the pleasure of, the Board. Any member of the Committee may resign by giving written notice thereof to the Board, and any member of the Committee may be removed at any time, with or without Cause, by the Board. Any vacancy on the Committee shall be filled by the Board, in its sole discretion.

(b) The Committee shall have full power and authority to administer the Plan and such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described herein, including, but not limited to, the power and authority to: (i) select the individuals to whom Awards may from time to time be granted and determine the types of Awards and terms and conditions of such Awards; (ii) exercise all of the powers granted to it under the Plan; (iii) construe, interpret, implement and administer the Plan, any Awards granted under the Plan and any Award Agreements; (iv) prescribe, amend and rescind rules and regulations relating to the Plan, any Awards granted under the Plan and any Award Agreements, including rules governing its own operations; (v) make all determinations necessary or advisable in administering the Plan, any Awards granted under the Plan and any Award Agreements; (vi) correct any defect, supply any omission and reconcile any inconsistency in the Plan, any Awards granted under the Plan or in any Award Agreements; (vii) amend the Plan, any Awards granted under the Plan and any Award Agreements to reflect changes in applicable law; (viii) delegate such powers and authority to such person as it deems appropriate with respect to the Plan, any Awards granted under the Plan and any Award Agreements; (ix) determine whether any failure, violation, breach, act, omission, occurrence, fact, circumstance or matter constitutes Cause; (x) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Common Stock, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (xi) waive any conditions under any Awards (including any such conditions contained in any Award Agreements); (xii) determine the Fair Market Value; and (xiii) make any other determination and take any other action consistent with the Plan that the Committee deems necessary or advisable for the administration of the Plan, whether or not expressly set forth herein.

(c) The Committee’s (or, if applicable, its delegates’) determinations under the Plan need not be uniform and may be made by the Committee selectively among Grantees and potential Grantees, whether or not such persons are similarly situated. The determination of the Committee on all matters relating to the Plan, any Awards granted under the Plan or any Award Agreement shall be final, binding and conclusive. No member of the Committee shall be liable for any action or determination made by the Committee with respect to the Plan, any Award Agreement or any Award. To the maximum extent allowed by law and the Company’s organizational documents and bylaws, the members of the Committee shall be indemnified by the Company in respect of all their respective activities under the Plan.

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(d) The Committee may employ counsel, consultants, accountants, appraisers, brokers or other persons at the expense of the Company. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of such persons.

Section 4. Eligibility for Awards. Awards under the Plan shall be made to such members of the Board and any Subsidiary Governing Body and such officers, employees, service providers and prospective officers, employees and service providers of the Company Group as the Committee selects in its sole discretion. Notwithstanding the foregoing, Incentive Stock Options may only be granted to Section 424 Employees in accordance with Section 422 of the Code and the terms of the Plan.

Section 5. Awards Under the Plan.

(a) Subject to adjustment as provided in Section 15, the total number of shares of Common Stock authorized for Awards granted under the Plan (including Incentive Stock Options) shall be 18,434,566 shares of Common Stock, which includes 1,254,246 Shares that are issuable pursuant to outstanding Awards or are available for Awards under the Plan prior to the Stockholder Approval Date, plus any Shares subject to Awards under the Plan that are outstanding on the Effective Date that are forfeited, expire or otherwise terminate without issuance of such Shares after the Effective Date. If any Shares subject to an Award are forfeited, repurchased or reacquired by the Company pursuant to the Plan or the applicable Award Agreement, or if any Award has expired, terminated or been cancelled for any reason whatsoever or otherwise terminates without issuance of Shares or is settled for cash (in whole or part), then such Shares shall again be available to be issued hereunder pursuant to the terms and conditions of the Plan; provided, however, that shares used by the Grantee to pay the exercise price of an Award and/or withholding taxes shall not be available to be issued again under the Plan.

(b) Awards may be made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, warrants or other securities which may be convertible, exercisable or exchangeable for or into Common Stock or cash, or securities that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock, as the Committee determines is in the interest of the Company. Nothing herein contained shall be construed to prohibit the issuance of Awards at different times to the same person.

(c) Each Award granted under the Plan shall be evidenced by an Award Agreement (a fully executed Award Agreement shall be required before an Award is effective) which shall contain such provisions (such as vesting, and manner and method of conversion, exchange or exercise (to the extent applicable)) as the Committee in its discretion deems necessary or desirable, consistent with the terms of this Plan. The duration of any Award that is convertible, exchangeable or exercisable for or into Common Stock shall have a duration that is fixed by the Committee, in its sole discretion, but in no event shall such Award remain in effect for a period of more than ten (10) years (five (5) years for grants of Incentive Stock Options to 10% stockholders in accordance with Section 422 of the Code) from the date of grant. Except as otherwise provided in an Award Agreement, any Award, or portion thereof, under this Plan, whether or not vested, made to a Grantee who is discharged from the employ of the Company or any of its subsidiaries (or whose personal services contract is terminated in the case of a consultant or independent contractor) for Cause may be automatically terminated, or rescinded and revoked by determination of the Committee.

Section 6. Restricted Stock Units.

(a) The Committee shall have the authority to grant an Award of Restricted Stock Units, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) Each Restricted Stock Unit granted under the Plan shall represent a right to receive, on the applicable delivery date determined by the Committee and specified in the Award Agreement, one Share or cash in an amount equal to the Fair Market Value of one Share on such delivery date. In the event that there is no applicable delivery date specified in the Award Agreement, the applicable delivery date shall be deemed to be the date that the Restricted Stock Units are no longer subject to a risk of forfeiture.

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(c) Restricted Stock Units granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company Group, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion.

(d) The Grantee shall have no rights as a stockholder of the Company with respect to any Restricted Stock Units, unless and until such Restricted Stock Units are settled in Common Stock, the Committee may, in its discretion, credit dividends paid (if any) to holders of Common Stock to holders of Restricted Stock Units at the time of the settlement of the Restricted Stock Units.

Section 7. Restricted Stock.

(a) The Committee shall have the authority to grant an Award of Restricted Stock, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) Except as otherwise set forth in the applicable Award Agreement, the Grantee of Restricted Stock shall generally have the rights and privileges of a holder of Common Stock. At the discretion of the Committee and provided in an Award Agreement, dividends and distributions on Common Stock, if any, with respect to Restricted Stock may be either currently paid to the Grantee or withheld by the Company for the Grantee’s account. Each Grantee of Restricted Stock shall be a stockholder of the Company.

(c) Restricted Stock granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company Group, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion. If a Grantee makes an election pursuant to section 83(b) of the Code with respect to Restricted Stock, the Grantee shall be required to promptly file a copy of such election with the Company.

(d) Shares of Restricted Stock are actual shares of Common Stock issued to a Grantee and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the applicable Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed.

Section 8. Options.

(a) The Committee shall have the authority to grant an Award of Options, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) The price per Share to be purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the exercise price per Share to be purchased pursuant to the exercise of an Option shall, in accordance with Section 409A, not be less than the Fair Market Value of a share of Common Stock on the date on which the Option is granted if it is intended for such Option to be exempt from Section 409A. Notwithstanding the foregoing, an Incentive Stock Option granted to a ten percent stockholder shall have an exercise price of at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.

(c) At the time of grant, the Committee shall designate whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option; provided, however, that if the Award Agreement contains no indication, the Option shall be a Nonqualified Stock Option. Notwithstanding the foregoing, the Company shall have no liability to any Grantee or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time.

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(d) Options granted hereunder shall contain such terms and conditions as the Committee shall deem appropriate in its discretion. The vesting of any such Option shall be as provided in the applicable Award Agreement and may relate to performance of the Company Group, continuing employment or service with the Company Group, a combination of the foregoing or such other terms and conditions as deemed appropriate by the Committee in its discretion.

(e) An Option, after the grant thereof, shall be exercisable by the Grantee (or such other person entitled to exercise the Option or such portion of the Option) at such rate and times as may be fixed at the time of grant by the Committee.

(i) An Option shall be exercised, in whole or in part, by the delivery of a written exercise notice, in a form reasonably satisfactory to the Committee, duly signed by the Grantee (or such other person entitled to exercise the Option or such portion of the Option) to such effect or through such other procedures established by the Committee or the Company’s third party administrator), together with the Award Agreement and the full purchase price of the Common Stock purchased pursuant to the exercise of the Option, to the Committee or an officer of the Company appointed by the Committee for the purpose of receiving the same. The payment of the full purchase price shall be made as follows: (A) in cash; (B) by cashier’s check payable to the order of the Company; (C) if the Committee, in its discretion, so permits, by delivery to the Company of Common Stock which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, however, that a holder may not use any Common Stock to pay the purchase price unless the holder has beneficially owned such Common Stock for at least six months); (D) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Grantee may elect to concurrently provide irrevocable instructions (i) to such Grantee’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (ii) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale or (E) by such other methods as the Committee may, in its discretion, permit from time to time. In the event that the Option shall be exercised pursuant to Section 13 by any person other than the Grantee, appropriate proof of the right of such person to exercise the Option must be delivered together with the written exercise notice.

(ii) To the extent that an Option that is designated to be an Incentive Stock Option fails to meet the requirements of Section 422 of the Code, such Option (or the part of such Option) shall be deemed a Nonqualified Stock Option.

Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company, shall not exceed $100,000. To the extent that the aggregate value of shares of Common Stock to be received by the Grantee for the first time in any one year pursuant to the exercise of an Incentive Stock Option (“ISO Stock”) exceeds $100,000 based on the fair market value of the Common Stock as of the date of the Incentive Stock Option’s grant, such excess shall be treated as Common Stock received pursuant to the exercise of a Nonqualified Stock Option (“NQSO Stock”). The Company shall designate which shares of Common Stock to be received by the Grantee will be treated as ISO Stock and which shares of Common Stock, if any, will be treated as NQSO Stock by issuing separate share certificates identifying in the Company’s share transfer records which shares are ISO Stock.

(iii) Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

(iv) The Grantee shall have no rights as a stockholder of the Company with respect to the Common Stock subject to such Option unless and until such Grantee shall have exercised such Option, paid the exercise price (and any applicable withholding taxes) and become a holder of record of the purchased Common Stock.

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Section 9. Stock Appreciation Rights.

(a) The Committee shall have the authority to grant an Award of Stock Appreciation Rights, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) A Stock Appreciation Right is a right to receive payment in Common Stock and/or cash equal to the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the exercise price of the Stock Appreciation Right, multiplied by the number of Shares with respect to which the Stock Appreciation Right is exercised.

(c) The exercise price of a Stock Appreciation Right shall be fixed by the Committee at the time of grant; provided, however, that the exercise price of each Stock Appreciation Right shall, in accordance with Section 409A, not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted if it is intended for such Stock Appreciation Right to be exempt from Section 409A.

(d) Stock Appreciation Rights granted hereunder shall contain such terms and conditions as the Committee shall deem appropriate. The vesting of any Stock Appreciation Rights shall be as provided in the applicable Award Agreement and may relate to performance of the Company Group, continuing employment or service with the Company Group, a combination of the foregoing or such other terms and conditions as deemed appropriate by the Committee in its discretion.

(e) A Stock Appreciation Right, after the grant thereof, shall be exercisable by the Grantee (or such other person entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right) at such rate and times as may be fixed at the time of grant by the Committee.

(i) A Stock Appreciation Right shall be exercised, in whole or in part, by the delivery of a written exercise notice, in a form reasonably satisfactory to the Committee, duly signed by the Grantee (or such other person entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right) to such effect, together with the Award Agreement, to the Committee or an officer of the Company appointed by the Committee for the purpose of receiving the same. In the event that the Stock Appreciation Right shall be exercised pursuant to Section 13 of the Agreement by any person other than the Grantee, appropriate proof of the right of such person to exercise the Stock Appreciation Right must be delivered together with the written exercise notice.

(ii) Notwithstanding any other provision of the Plan or of any Stock Appreciation Rights, no Stock Appreciation Rights granted pursuant to the Plan may be exercised at any time when the Stock Appreciation Rights or the granting or exercise thereof violates any law or governmental order or regulation.

(iii) The Grantee shall have no rights as a stockholder of the Company with respect to any Common Stock, unless and until such Grantee shall have exercised his or her Stock Appreciation Right, and then only if and to the extent such Stock Appreciation Rights are settled in Common Stock and the Grantee becomes a holder of record of Common Stock acquired pursuant to the exercise of the Stock Appreciation Right.

Section 10. Performance Awards.

(a) The Committee shall have the authority to grant Awards that are subject to certain performance objectives.

(b) The performance objectives for Awards may be based upon one or more of the following criteria, as selected by the Committee and specified at the time of grant: (i) consolidated income before or after taxes; (ii) EBITDA; (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per Share; (vii) book value per Share; (viii) total stockholder return; (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit; (xiii) maintenance or improvement of debt to equity ratio or other ratios; (xiv) stock price; (xv) funds from operations, as the same may or may not be adjusted; (xvi) cash flow; (xvii) working capital; and (xviii) such other standards as determined by the Committee in its sole discretion. Performance objectives may be in respect of the performance of the Company, the Company Group (which may be on a consolidated basis), or one or more entities in the Company Group, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

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Section 11. Other Awards. The Committee is authorized to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

Section 12. Change in Control.

(a) Except as provided in an Award Agreement, upon the occurrence of a Change in Control which occurs while the Grantee is still employed by, or, for a member of the Board or a consultant of the Company Group, in service with, the Company Group, all of the Grantee’s unvested Awards shall immediately become vested and/or exercisable, convertible or exchangeable, as applicable.

(b) In addition, in the event of the consummation of a reorganization of the Company, a merger, consolidation or other business combination of the Company with or into any other entity, a sale or other disposition of all or substantially all of the assets of the Company, the purchase of assets or stock of another entity, or other similar corporate transaction, including but not limited to, a Change in Control, with respect to any Award that is denominated or valued with respect to, or convertible, exchangeable or exercisable for or into, Common Stock, the Committee may, in its sole discretion, (i) provide for the assumption of such Awards theretofore granted, or the substitution for such Awards of new awards of the successor company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and related exercise, conversion or purchase prices, consistent with Section 15 hereof; (ii) provide written notice to any holder of such Award that the Award shall be terminated to the extent that it is not converted, exchanged or exercised prior to a date certain specified in such notice (which date shall be no sooner than the consummation of any such transaction) or (iii) provide that the holder of any such Award, to the extent then vested, shall be entitled to receive from the Company a cash amount equal to the product of (A) the excess, if any, of (x) the Fair Market Value of a share of Common Stock (determined on the basis of the amount received by a holder of Common Stock in connection with such transaction and consistent with Section 409A, if applicable) with respect to a share of Common Stock over (y) the purchase price, exercise price or conversion price which would be payable or otherwise applicable for a share of Common Stock upon the conversion, exchange or exercise of such Award and (B) the number of shares of Common Stock subject to the vested portion of the Award not theretofore converted, exchanged or exercised. Any actions under this Section 12 shall, to the extent applicable, be in accordance with the regulations promulgated under Section 409A and Section 424, as applicable, so as not to cause a modification or deemed new grant of the Award.

Section 13. Restrictions on Transfer. Except as otherwise provided in an Award Agreement or pursuant to the laws of descent and distribution,

(a) No Awards of Common Stock may be transferred until vested except by will or the laws of descent or distribution; provided, however, that the Grantee may Transfer unvested Awards of Common Stock to any one or more of the Grantee’s family members if agreed to by the Committee and, as a condition to such transfer, the Transferee shall execute and deliver to the Company (i) a written undertaking, in form and substance satisfactory to the Committee, that such transferee shall transfer any Awards (vested or unvested) back to the Grantee if such transferee ceases to be a family member of such Grantee and (ii) a written agreement acknowledging that such transferred Award is subject to vesting, may never become vested and is subject to the terms and conditions of the Plan and the Award Agreement. Any proposed transfer of vested Awards of Common Stock shall be in accordance with the Award Agreement.

(b) Awards that are denominated or valued with respect to, or convertible, exchangeable or exercisable for or into, Common Stock may not be transferred at any time prior to settlement, conversion, exercise or exchange thereof, except by will or the laws of descent or distribution.

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Section 14. Section 409A of the Code. It is intended that all Awards under this Plan and any Award Agreement, either be exempt from or comply with Section 409A so as to avoid taxation under Section 409A and the regulations and rules thereunder. Any ambiguity in this Plan and any Award Agreement shall be interpreted to comply with the foregoing. To the extent applicable, (i) each amount or benefit payable pursuant to this Plan and any Award Agreement shall be deemed a separate payment for purposes of Section 409A and (ii) in the event the equity of the Company is publicly traded on an established securities market or otherwise and the Grantee is a “specified employee” (as determined under the Company’s administrative procedure for such determinations, in accordance with Section 409A) at the time of the Grantee’s termination of employment, any payments under this Plan or any Award Agreement that are payable upon termination of employment and deemed to be deferred compensation subject to Section 409A shall not be paid or begin payment until the earlier of the Grantee’s death and the first day following the six (6) month anniversary of the Grantee’s date of termination of employment. For any Awards that are nonqualified deferred compensation subject to Section 409A, any iteration of the word “termination” (e.g., “terminated”) with respect to a Grantee’s employment or service, shall mean a separation from service within the meaning of Section 409A and the regulations thereunder. Notwithstanding the foregoing, neither the Company Group, any stockholder of the Company nor any of their respective affiliates shall be liable for, and each Grantee shall be solely liable and responsible for, any taxes (or interest or penalties) that may be imposed on such Grantee under Section 409A with respect to such Grantee’s receipt of any Award and payment thereunder.

Section 15. Adjustment. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or stock of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an “Event”), and, in the Committee’s opinion, such Event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee may, in its sole and absolute discretion and in such manner as it may deem equitable, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award. Any such adjustments shall be made in accordance with Section 409A and Section 424 of the Code (to the extent applicable) unless otherwise determined by the Committee in its sole discretion (provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the Participant, if such adjustment would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code). For the avoidance of doubt, in no event shall any regularly scheduled distribution or dividend paid pursuant to a distribution or dividend policy established by the Board constitute extraordinary dividends or extraordinary distributions. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

Section 16. Amendment, Suspension or Termination of the Plan. The Board may from time to time suspend, discontinue, terminate, revise or amend (i) the Plan and (ii) any Award Agreement; provided, however, that in no event shall any such action adversely affect the rights of any Grantee in any material respect with respect to any previously granted Award without such Grantee’s consent, except to the extent such action is required by, or is necessary to comply with, law; provided, further, that no amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange. No Awards shall be made under the Plan after the tenth anniversary of the Effective Date.

Section 17. Income Tax Withholding. If the Company determines it is required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of any Award, the Company shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Award. In any event, the holder shall pay to the Company or make arrangements satisfactory to the Company, promptly when requested by the Company, sufficient funds to meet the requirements of such withholding; and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due or to become due to the holder of such Award. Such withholding taxes may be paid by the withholding of Common Stock which would be paid or delivered pursuant to such grant or exercise of the Award only if permitted by the Committee, in its discretion. Notwithstanding the foregoing or anything else in the Plan to the contrary, in no event may Common Stock with a Fair Market Value in excess of the legally required withholding amount based on the minimum statutory withholding rates (or, as permitted by the Company, such other rate as will not cause adverse accounting consequences and is permitted under applicable tax withholding rules) for federal and state tax purposes that are applicable to such supplemental taxable income be withheld for the payment of tax obligations (in whole or part). The Committee may establish such procedures as it deems appropriate for the settlement of withholding obligations with respect to an Award.

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Section 18. General Provisions.

(a) No Right to Employment or Service. Nothing contained in this Plan, any Award Agreement or any stockholder agreement shall confer upon any Grantee the right to continue in the employ of, or association with, the Company Group or any affiliate of the Company Group, or affect any rights which the Company Group or any such affiliate may have to terminate such employment or association for any reason at any time.

(b) Non-Uniform Determinations. The Committee’s determinations of Awards under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the person to receive Awards under the Plan, and the terms and provisions of any Awards granted under the Plan.

(c) Freedom of Action. Nothing contained in the Plan, any Award or any Award Agreement hereunder shall be construed to prevent the Company Group or any affiliate of the Company Group or any of the holders of Shares from taking any corporate action, including, but not limited to, any recapitalization, reorganization, merger, consolidation, dissolution or sale, which is deemed by the Company Group, any such affiliate or any such holder of Shares to be appropriate or in its or their best interest, whether or not such action would have an adverse effect on the Plan or any Awards thereunder.

(d) Section Headings; Construction. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Plan shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

(e) Governing Law. This Plan, any Award, and any Award Agreement hereunder and any conflicts arising hereunder or thereunder or related hereto or thereto shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, regardless of the laws that might otherwise govern under applicable principles, to the fullest extent permitted by law, of conflicts of laws.

(f) Confidentiality. By acceptance of an Award, each Grantee agrees to maintain in confidence and not disclose the terms of this Plan, any Award granted hereunder or any Award or any Award Agreement (except to the extent required by law or to the Grantee’s immediate family and his or her professional advisors).

(g) Severability; Entire Agreement. In the event any provision of this Plan, any Award Agreement or any Award shall be held illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of this Plan, such Award or such Award Agreement (as applicable) and such illegal, invalid or unenforceable provision shall be deemed modified as if the illegal, invalid or unenforceable provision had not been included. The Plan, any Award Agreement and any Stockholder Agreement contain the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter hereof and thereof.

(h) Survival of Terms; Conflicts. The provisions of this Plan shall survive the termination of this Plan to the extent consistent with, or necessary to carry out, the purposes thereof. To the extent of any conflict between the Plan, any Award Agreement and any Stockholder Agreement, the Stockholder Agreement shall control; provided, however, that the Plan may impose greater restrictions or grant lesser rights than any Stockholder Agreement; and provided, further, that any Award Agreement may impose greater restrictions or grant lesser rights than either any Stockholder Agreement or the Plan. Subject to the second proviso in the immediately preceding sentence, in the event of any conflict between the Plan and any Award Agreement, the Plan shall control.

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(i) No Third Party Beneficiaries. Except as expressly provided herein or therein, none of the Plan, any Award Agreement or any Stockholder Agreement shall confer on any person other than the Company and the Grantee any rights or remedies thereunder.

(j) Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company, its subsidiaries and their successors and assigns.

(k) Notices. All notices, requests, waivers and other communications under the Plan or any Award Agreement shall be in writing and shall be deemed to be effectively given, sent, provided, delivered or received (i) when personally delivered to the party to be notified, (ii) when sent by confirmed facsimile or by electronic mail (“e-mail”) to the party to be notified, (iii) three (3) business days after deposit in the United States mail, postage prepaid, by certified or registered mail with return receipt requested, addressed to the party to be notified or (iv) one (1) Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified with next-business day delivery guaranteed, in each case sent or addressed to the Company at its principal office and to the Grantee at the Grantee’s mailing address, facsimile number or e-mail address as carried in the record books of the Company or at such other mailing address, facsimile number or e-mail address as the Grantee may from time to time designate in writing to the Company.

(l) Unfunded Plan. Unless otherwise provided in an Award Agreement, Awards payable under the Plan shall be payable in Shares or from the general assets of the Company and no special or separate reserve, fund or deposit shall be made to assure payment, delivery or issuance of such Awards. No Grantee or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company or any subsidiary of the Company by reason of any Award hereunder. To the extent that a Grantee or other person acquires a right to receive payment, delivery or issuance pursuant to any Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(m) Clawback. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, all Awards (and/or any amount received with respect to such Awards) shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law, stock exchange listing requirements, or any recoupment policy of the Company. In addition, the Committee may, in its sole discretion, specify in an Award Agreement that the Grantee’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or services for Cause, termination of the Grantee’s provision of services to the Company or any of its subsidiaries, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Grantee, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

(n) Issuance of Shares and Compliance with Securities Act. If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company. Upon termination of any period of suspension under this Section, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of such Award unless provided in the Award Agreement.

(o) Effective Date. The Plan (as amended and restated) will become effective upon the Stockholder Approval Date. No Awards shall be granted under the Plan beyond ten (10) years after the date the Board first approved the Plan on January 16, 2018, but Awards granted on or before the expiration of the Plan shall remain valid in accordance with their terms, and may extend beyond such expiration date. At the time an Award is made or amended or the terms or conditions of an Award are changed in accordance with the terms of the Plan or the Award Agreement, the Committee may provide for limitations or conditions on such Award.

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ANNEX B

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION OF LAZYDAYS HOLDINGS, INC.

Lazydays Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.          This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Restated Certificate of Incorporation filed with the Secretary of State on March 27, 2025 (the “Restated Certificate of Incorporation”).

2.         Article FOURTH of the Restated Certificate of Incorporation is hereby amended by adding the following paragraph immediately after the last paragraph of Article FOURTH:

C. Reverse Stock Split. Upon this Certificate of Amendment to the Restated Certificate of Incorporation becoming effective pursuant to the DGCL (the “Effective Time”), the shares of Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares of Common Stock such that every [__] ([__]) shares of Common Stock shall, at the Effective Time, be automatically reclassified and combined into one (1) validly issued, fully‑paid and nonassessable share of Common Stock automatically and without any action by the holder thereof (the “Reverse Stock Split”). The par value of the Common Stock immediately following the Effective Time shall remain at $0.0001 par value per share. If the shares of Common Stock held by any holder of Common Stock immediately prior to the Effective Time are collectively reclassified pursuant to the Reverse Stock Split into a fractional number of shares of Common Stock, the Corporation shall issue to such holder such fractions of a share of Common Stock as are necessary to round the number of shares of Common Stock held by such holder immediately following the Effective Time up to the nearest whole number of shares in consideration for the corporate benefits to the Corporation arising from not having to issue fractional shares or pay in cash the fair value of such fractional shares in lieu of the issuance thereof.  Each stock certificate or book-entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate or book-entry position shall have been reclassified and combined pursuant to the Reverse Stock Split after giving effect to the issuance contemplated by the immediately preceding sentence.

3.           This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.           All other provisions of the Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Ronald K. Fleming, its Interim Chief Executive Officer, on [____].

By
Ronald K. Fleming
Interim Chief Executive Officer

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

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LAZYDAYS HOLDINGS, INC.
4042 PARK OAKS BLVD., SUITE 350
TAMPA, FL 33610

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LAZYDAYS HOLDINGS, INC.

The Board of Directors recommends you vote "FOR" the following:

1. Election of Class A director nominee to serve a three-year term expiring at the 2028 Annual Meeting of Stockholders or until her successor has been duly elected and qualified:

Nominee:	For	Against	Abstain
1a. Susan Scarola	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date